UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-07458

                             Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)

One Station Place, Suite 303

                             Stamford, CT 06902

(Address of principal executive offices) (Zip code)

Elise M. Dolan

Tweedy, Browne Company LLC

One Station Place, Suite 303

                                 Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:   203-703-0600

Date of fiscal year end:   March 31

Date of reporting period:   September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Tweedy, Browne Fund INC.

Semi-Annual Report

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)
TWEEDY, BROWNE INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED (TBCUX)
TWEEDY, BROWNE VALUE FUND (TWEBX)
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

September 30, 2023

Tweedy, Browne International Value Fund

Tweedy, Browne International Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

SEMI-ANNUAL REPORT

September 30, 2023

Expense Information (Unaudited)

A shareholder of the International Value Fund, International Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand the ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2023 to September 30, 2023.

Actual Expenses. The first part of the table presented below, under the heading “Actual Expenses,” provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes. The second part of the table presented below, under the heading “Hypothetical Expenses,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only. There are no transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23 – 9/30/23	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Expenses Paid During Period* 4/1/23 – 9/30/23	Annualized Expense Ratio
International Value Fund	$1,000.00	$997.80	$6.89	$1,000.00	$1,018.10	$6.96	1.38%
International Value Fund II – Currency Unhedged	$1,000.00	$981.70	$6.84	$1,000.00	$1,018.10	$6.96	1.38%
Value Fund	$1,000.00	$1,022.50	$6.98	$1,000.00	$1,018.10	$6.96	1.38%
Worldwide High Dividend Yield Value Fund	$1,000.00	$977.20	$6.82	$1,000.00	$1,018.10	$6.96	1.38%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), divided by 366 (to reflect the one-half year period).

Tweedy, Browne International Value Fund

Portfolio of Investments

September 30, 2023 (Unaudited)

Shares		Value*

COMMON STOCKS—94.4%

	Belgium—0.9%
926,488	Fagron NV	$15,777,581
552,008	KBC Group NV	34,414,912

		50,192,493

	Canada—2.4%
251,390	Lassonde Industries, Inc., Class A(a) .	23,435,795
1,124,700	National Bank of Canada	75,060,415
1,456,214	Winpak, Ltd.	41,607,653

		140,103,863

	China—4.3%
6,558,340	Alibaba Group Holding, Ltd.(b)	71,098,574
4,349,576	Baidu, Inc., Class A(b)	73,197,872
7,817,825	Haitian International Holdings, Ltd.	16,500,380
6,463,000	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	6,490,410
1,485,150	Tencent Holdings, Ltd.	57,563,678
15,974,780	Uni-President China Holdings, Ltd.	11,212,860
22,047,485	WH Group, Ltd.	11,538,727

		247,602,501

	Czech Republic—0.0%(c)
2,800	Philip Morris CR a.s.	2,087,635

	Finland—0.8%
2,919,753	Kemira Oyj	45,462,875

	France—13.3%
207,355	Alten SA	27,248,000
2,392,742	Rubis SCA	53,665,140
1,375,040	Safran SA	215,787,176
2,895,521	SCOR SE	90,024,381
1,527,083	Tarkett SA(b)	16,572,191
623,563	Teleperformance SE	78,403,390
3,831,330	TotalEnergies SE	252,264,897
1,030,724	Ubisoft Entertainment SA(b)	33,449,887

		767,415,062

	Germany—8.0%
203,190	Brenntag SE	15,744,481
2,644,654	Deutsche Post AG, Registered	107,460,500
2,540,809	Fresenius SE & Co., KGaA	79,030,081
1,219,727	Henkel AG & Co., KGaA	77,014,949
486,959	Krones AG	50,184,682
42,354	KSB SE & Co., KGaA	30,426,160
190,558	Muenchener Rueckversicherungs AG, Registered	74,318,642
537,857	Norma Group SE	9,952,366
65,633	Rheinmetall AG	16,908,142

		461,040,003

	Hong Kong—0.6%
25,880,073	Emperor Entertainment Hotel, Ltd.(b)	1,503,531
5,542,142	Great Eagle Holdings, Ltd.	9,374,372
12,583,508	Hang Lung Group, Ltd.	17,707,348
2,791,715	Johnson Electric Holdings, Ltd.	3,422,119
9,389,578	TAI Cheung Holdings, Ltd.	3,974,716

		35,982,086

Shares		Value*

	Italy—2.4%
616,566	Buzzi SpA	$16,872,924
4,365,000	SOL SpA	123,474,283

		140,347,207

	Japan—4.4%
891,970	ADEKA Corp.	15,253,208
821,635	Dentsu Group, Inc.	24,200,481
907,464	Fuji Seal International, Inc.	10,822,382
564,220	Fuso Chemical Co., Ltd.	14,826,208
3,363,180	Kuraray Co., Ltd.	39,898,267
2,113,385	Mitsubishi Gas Chemical Co., Inc.	28,446,953
1,368,360	Nabtesco Corp.	24,659,518
221,220	Nifco, Inc.	5,727,533
470	Nihon Kohden Corp.	11,619
164,400	Nippon Kanzai Holdings Co., Ltd.	2,828,029
820,800	Niterra Co., Ltd.	18,604,313
104,825	Okamoto Industries, Inc.	3,558,782
1,284,760	Sumitomo Heavy Industries, Ltd.	32,581,036
271,950	Taikisha, Ltd.	8,228,350
588,565	Transcosmos, Inc.	12,587,000
164,305	YAMABIKO Corp.	1,582,415
	Miscellaneous Security(d)	7,076,160

		250,892,254

	Mexico—1.9%
1,167,170	Coca-Cola FEMSA SAB de CV, Sponsored ADR	91,552,815
9,067,593	Megacable Holdings SAB de CV	20,088,174

		111,640,989

	Netherlands—3.3%
660,210	Aalberts NV	24,124,230
2,160,839	Heineken Holding NV	163,074,542

		187,198,772

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	4,923,344

	Singapore—5.0%
5,536,500	DBS Group Holdings, Ltd.	136,183,727
7,345,990	United Overseas Bank, Ltd.	153,238,498

		289,422,225

	South Korea—1.9%
160,642	Binggrae Co., Ltd.	6,643,288
131,339	Kangnam Jevisco Co., Ltd.	2,123,356
998,776	LG Corp.	62,085,945
991,707	LX Holdings Corp.	5,514,249
618,300	Samsung Electronics Co., Ltd.	31,257,621

		107,624,459

	Sweden—5.2%
704,365	Autoliv, Inc.	67,957,135
9,470,920	Husqvarna AB, Class B	72,682,264
3,801,500	SKF AB, Class B	63,467,168
3,901,988	Trelleborg AB, Class B	97,495,675

		301,602,242

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Portfolio of Investments

September 30, 2023 (Unaudited)

Shares		Value*

	Switzerland—13.0%
142,761	Coltene Holding AG, Registered	$10,377,795
2,535,079	Nestlé SA, Registered	287,133,381
80	Neue Zuercher Zeitung AG(b)	525,142
1,284,801	Novartis AG, Registered	131,293,872
68,178	Phoenix Mecano AG, Registered(a)(b)	26,829,996
539,210	Roche Holding AG	147,293,435
429,703	TX Group AG.	43,449,418
220,831	Zurich Insurance Group AG	101,103,232

		748,006,271

	United Kingdom—13.4%
4,003,983	Babcock International Group plc(b)	20,131,287
16,182,566	BAE Systems plc	196,720,556
11,010,735	CNH Industrial NV	133,856,066
1,043,507	Computacenter plc	32,143,481
5,296,459	Diageo plc	195,342,521
2,704,933	Grafton Group plc	29,854,521
1,968,375	Howden Joinery Group plc	17,618,614
5,273,360	Inchcape plc	48,587,865
15,698,026	Johnson Service Group plc	25,931,258
1,156,067	Unilever plc (Ordinary Shares)	57,208,029
16,292,379	Vertu Motors plc	14,807,402

		772,201,600

	United States—13.5%
1,509,760	Alphabet, Inc., Class A(b)	197,567,194
454,640	Alphabet, Inc., Class C(b)	59,944,284
418	Berkshire Hathaway, Inc., Class A(b) .	222,157,386
899,710	FMC Corp.	60,253,579
2,589,316	Ionis Pharmaceuticals, Inc.(b)	117,451,374
750,927	Johnson & Johnson	116,956,880
293,905	Kenvue, Inc.	5,901,612

		780,232,309

TOTAL COMMON STOCKS (Cost $3,169,238,813)		5,443,978,190

PREFERRED STOCKS—0.5%

	Chile—0.3%
11,044,000	Embotelladora Andina SA, Class A	21,013,702

	Croatia—0.2%
166,388	Adris Grupa DD	10,041,308

TOTAL PREFERRED STOCKS (Cost $35,290,988)		31,055,010

Shares		Value*

REGISTERED INVESTMENT COMPANY—1.0%
54,563,205	Dreyfus Treasury Securities Cash Management – Institutional Shares 5.24%(e) (Cost $54,563,205)	$54,563,205

Face Value

U.S. TREASURY BILL—1.7%
$100,000,000	4.896%(f) due 10/12/2023 (Cost $99,855,167)	99,853,542

INVESTMENTS IN SECURITIES (Cost $3,358,948,173)	97.6%	5,629,449,947

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.1	64,239,695

OTHER ASSETS AND LIABILITIES (Net)	1.3	75,606,980

NET ASSETS	100.0%	$5,769,296,622

*	See Note 2 in Notes to Financial Statements.
(a)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(b)	Non-income producing security.
(c)	Amount represents less than 0.1% of net assets.
(d)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $7,076,160 represents 0.1% of the net assets of the Fund.
(e)	Rate disclosed is the 7-day yield at September 30, 2023.
(f)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Sector Diversification

September 30, 2023 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	20.6%
Pharmaceuticals, Biotechnology & Life Sciences	8.9
Insurance	8.5
Software & Services	8.0
Beverage	7.8
Materials	7.0
Banks	6.9
Food	5.9
Energy	4.4
Household & Personal Products	2.4
Consumer Discretionary Distribution & Retail	2.3
Commercial & Professional Services	2.2
Media & Entertainment	2.1
Transportation	1.9
Health Care Equipment & Services	1.8
Automobiles & Components	1.7
Utilities	0.9
Technology Hardware & Equipment	0.6
Real Estate Management & Development	0.5
Tobacco	0.0	*
Consumer Services	0.0	*

Total Common Stocks	94.4
Preferred Stocks	0.5
Registered Investment Company	1.0
U.S. Treasury Bill	1.7
Unrealized Appreciation on Forward Contracts	1.1
Other Assets and Liabilities (Net)	1.3

Net Assets	100.0%

* Amount represents less than 0.1% of net assets.

Portfolio Composition

September 30, 2023 (Unaudited)

Schedule of Forward Exchange Contracts

September 30, 2023 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/23*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
65,000,000	Great Britain Pound Sterling	JPM	10/2/23	$79,326,000	$79,337,264	$11,264
180,000,000	Hong Kong Dollar	SSB	5/3/24	23,171,391	23,081,514	(89,877)

TOTAL				$102,497,391	$102,418,778	$(78,613)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
22,000,000	Canadian Dollar	NTC	12/8/23	$(16,356,269)	$(16,289,498)	$66,771
50,000,000	Canadian Dollar	SSB	12/28/23	(36,931,031)	(37,040,055)	(109,024)
27,500,000	Canadian Dollar	NTC	3/28/24	(20,163,138)	(20,394,486)	(231,348)
37,000,000	Canadian Dollar	NTC	9/5/24	(27,292,375)	(27,468,284)	(175,909)
7,000,000,000	Chilean Peso	JPM	12/28/23	(7,647,766)	(7,781,669)	(133,903)
10,500,000,000	Chilean Peso	SSB	3/28/24	(12,396,694)	(11,614,074)	782,620
200,000,000	Chinese Yuan	SSB	1/23/24	(30,293,391)	(27,612,130)	2,681,261
220,000,000	Chinese Yuan	JPM	1/26/24	(33,264,285)	(30,379,462)	2,884,823
800,000,000	Chinese Yuan	JPM	2/23/24	(119,394,075)	(110,678,861)	8,715,214
460,000,000	Chinese Yuan	JPM	9/5/24	(64,693,060)	(64,541,199)	151,861
210,000,000	European Union Euro	SSB	12/1/23	(221,397,750)	(222,947,875)	(1,550,125)
65,000,000	European Union Euro	SSB	12/8/23	(68,787,550)	(69,039,213)	(251,663)
100,000,000	European Union Euro	NTC	12/8/23	(105,792,500)	(106,214,174)	(421,674)
80,000,000	European Union Euro	NTC	4/9/24	(88,336,000)	(85,488,992)	2,847,008
90,000,000	European Union Euro	SSB	4/17/24	(99,725,850)	(96,210,388)	3,515,462
60,000,000	European Union Euro	BNY	5/20/24	(66,380,400)	(64,237,438)	2,142,962
75,000,000	European Union Euro	NTC	5/31/24	(82,043,250)	(80,337,371)	1,705,879
75,000,000	European Union Euro	BNY	6/4/24	(81,847,500)	(80,352,136)	1,495,364
65,000,000	Great Britain Pound Sterling	JPM	10/2/23	(73,561,800)	(79,337,264)	(5,775,464)
84,000,000	Great Britain Pound Sterling	JPM	7/22/24	(109,451,160)	(102,674,036)	6,777,124

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

September 30, 2023 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/23*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
75,000,000	Great Britain Pound Sterling	NTC	8/8/24	$(95,380,500)	$(91,676,739)	$3,703,761
90,000,000	Great Britain Pound Sterling	NTC	8/19/24	(114,338,520)	(110,014,799)	4,323,721
75,000,000	Great Britain Pound Sterling	NTC	9/20/24	(93,654,600)	(91,685,575)	1,969,025
52,000,000	Great Britain Pound Sterling	JPM	10/7/24	(63,515,400)	(63,568,158)	(52,758)
240,000,000	Hong Kong Dollar	SSB	5/3/24	(30,883,659)	(30,775,352)	108,307
300,000,000	Hong Kong Dollar	NTC	5/8/24	(38,578,510)	(38,472,679)	105,831
3,200,000,000	Japanese Yen	SSB	12/11/23	(25,332,288)	(21,706,656)	3,625,632
3,450,000,000	Japanese Yen	SSB	2/8/24	(27,933,458)	(23,635,446)	4,298,012
3,500,000,000	Japanese Yen	JPM	5/24/24	(26,861,090)	(24,377,607)	2,483,483
3,000,000,000	Japanese Yen	SSB	6/25/24	(22,624,400)	(20,997,836)	1,626,564
5,800,000,000	Japanese Yen	JPM	8/15/24	(42,912,422)	(40,916,466)	1,995,956
6,000,000,000	Japanese Yen	JPM	9/5/24	(43,435,769)	(42,465,492)	970,277
3,200,000,000	Japanese Yen	BNY	9/26/24	(22,970,354)	(22,724,412)	245,942
360,000,000	Mexican Peso	BNY	4/9/24	(18,595,041)	(20,045,966)	(1,450,925)
250,000,000	Mexican Peso	NTC	4/17/24	(12,712,942)	(13,902,357)	(1,189,415)
250,000,000	Mexican Peso	BNY	5/20/24	(13,147,515)	(13,826,753)	(679,238)
100,000,000	Mexican Peso	JPM	6/7/24	(5,283,178)	(5,514,344)	(231,166)
130,000,000	Mexican Peso	NTC	9/5/24	(7,235,528)	(7,064,185)	171,343
110,000,000	Philippine Peso	JPM	11/15/23	(1,851,228)	(1,944,637)	(93,409)
150,000,000	Philippine Peso	SSB	4/1/24	(2,736,228)	(2,647,466)	88,762
75,000,000	Singapore Dollar	JPM	12/28/23	(56,011,949)	(55,181,182)	830,767
40,000,000	Singapore Dollar	SSB	1/19/24	(30,323,706)	(29,461,372)	862,334
50,000,000	Singapore Dollar	NTC	4/17/24	(38,054,646)	(36,991,128)	1,063,518
75,000,000	Singapore Dollar	SSB	6/28/24	(56,726,989)	(55,674,704)	1,052,285
50,000,000	Singapore Dollar	JPM	7/12/24	(37,516,413)	(37,140,940)	375,473
70,000,000	Singapore Dollar	NTC	8/23/24	(52,426,603)	(52,100,364)	326,239
22,000,000,000	South Korean Won	JPM	12/8/23	(16,952,418)	(16,368,987)	583,431
45,000,000,000	South Korean Won	SSB	3/25/24	(35,049,459)	(33,714,803)	1,334,656
55,000,000,000	South Korean Won	JPM	5/20/24	(42,029,008)	(41,351,897)	677,111
300,000,000	Swedish Krona	NTC	2/23/24	(29,295,445)	(27,815,556)	1,479,889
315,000,000	Swedish Krona	NTC	4/9/24	(30,811,366)	(29,257,883)	1,553,483
440,000,000	Swedish Krona	SSB	5/3/24	(43,147,830)	(40,901,911)	2,245,919
145,000,000	Swedish Krona	SSB	9/5/24	(13,475,153)	(13,537,278)	(62,125)
130,000,000	Swedish Krona	BNY	9/26/24	(11,846,722)	(12,145,879)	(299,157)
95,000,000	Swiss Franc	BNY	12/8/23	(104,464,482)	(104,661,156)	(196,674)
130,000,000	Swiss Franc	SSB	12/13/23	(144,438,025)	(143,315,079)	1,122,946
85,000,000	Swiss Franc	JPM	12/28/23	(95,238,095)	(93,904,390)	1,333,705
20,000,000	Swiss Franc	JPM	1/26/24	(22,754,682)	(22,162,697)	591,985
65,000,000	Swiss Franc	NTC	4/17/24	(74,133,212)	(72,668,072)	1,465,140
25,000,000	Swiss Franc	NTC	5/21/24	(28,886,873)	(28,046,434)	840,439

TOTAL				$(3,039,321,550)	$(2,975,003,242)	$64,318,308

Unrealized Appreciation on Forward Contracts (Net)						$64,239,695

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

September 30, 2023 (Unaudited)

Shares		Value*

COMMON STOCKS—88.5%

	Belgium—1.1%
79,510	Fagron NV.	$1,354,012
46,370	KBC Group NV	2,890,935

		4,244,947

	Canada—2.1%
3,500	E-L Financial Corp., Ltd.	2,306,583
21,490	Lassonde Industries, Inc., Class A	2,003,402
141,655	Winpak, Ltd.	4,047,435

		8,357,420

	China—3.6%
340,680	Baidu, Inc., Class A(a)	5,733,214
1,004,050	Haitian International Holdings, Ltd.	2,119,158
357,122	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	358,637
87,160	Tencent Holdings, Ltd.	3,378,278
2,729,475	Uni-President China Holdings, Ltd.	1,915,846
1,908,970	WH Group, Ltd.	999,075

		14,504,208

	Finland—1.1%
287,855	Kemira Oyj	4,482,131

	France—13.7%
14,845	Alten SA	1,950,744
162,140	Rubis SCA	3,636,525
77,539	Safran SA	12,168,316
382,960	SCOR SE	11,906,575
517,117	Tarkett SA(a)	5,611,851
21,095	Teleperformance SE	2,652,370
220,848	TotalEnergies SE	14,541,216
77,420	Ubisoft Entertainment SA(a)	2,512,496

		54,980,093

	Germany—7.0%
15,490	Brenntag SE	1,200,266
204,604	Deutsche Post AG, Registered	8,313,696
315,180	Fresenius SE & Co., KGaA	9,803,453
9,197	Muenchener Rueckversicherungs AG, Registered	3,586,879
25,285	Norma Group SE	467,867
19,138	Rheinmetall AG	4,930,264

		28,302,425

	Hong Kong—1.0%
1,663,100	Chow Sang Sang Holdings International, Ltd.	2,041,723
3,969,927	Emperor Entertainment Hotel, Ltd.(a)	230,637
734,000	Hang Lung Group, Ltd.	1,032,875
536,600	Johnson Electric Holdings, Ltd.	657,771
45,710	Luk Fook Holdings International, Ltd.	118,228

		4,081,234

	Italy—0.7%
35,576	Buzzi SpA	973,571
66,455	SOL SpA	1,879,836

		2,853,407

Shares		Value*

	Japan—6.9%
166,700	ADEKA Corp.	$2,850,667
68,445	Dentsu Group, Inc.	2,015,983
111,200	Fuji Seal International, Inc.	1,326,167
12,000	Fukuda Denshi Co., Ltd.	436,353
42,405	Fuso Chemical Co., Ltd.	1,114,291
111,630	Inaba Denki Sangyo Co., Ltd.	2,417,670
20,600	Kamigumi Co., Ltd.	424,847
288,625	Kuraray Co., Ltd.	3,424,032
155,995	Mitsubishi Gas Chemical Co., Inc.	2,099,751
111,685	Nabtesco Corp.	2,012,700
57,855	Nihon Kohden Corp.	1,430,302
33,045	Okamoto Industries, Inc.	1,121,870
108,745	Sumitomo Heavy Industries, Ltd.	2,757,733
44,060	Taikisha, Ltd.	1,333,117
92,200	Transcosmos, Inc.	1,971,781
	Miscellaneous Security(b)	1,087,602

		27,824,866

	Mexico—2.5%
51,161	Coca-Cola FEMSA SAB de CV, Sponsored ADR	4,013,069
2,625,871	Megacable Holdings SAB de CV	5,817,305

		9,830,374

	Netherlands—2.6%
50,405	Aalberts NV	1,841,811
37,400	Heineken NV	3,301,919
71,375	Heineken Holding NV	5,386,540

		10,530,270

	Philippines—0.5%
6,997,100	Alliance Global Group, Inc.	1,523,690
937,800	China Banking Corp.	503,115

		2,026,805

	Singapore—3.7%
297,855	DBS Group Holdings, Ltd.	7,326,470
350,605	United Overseas Bank, Ltd.	7,313,675

		14,640,145

	South Korea—2.8%
27,787	Binggrae Co., Ltd.	1,149,120
132,823	Hankook & Co., Ltd.	1,089,433
37,361	Kangnam Jevisco Co., Ltd.	604,015
89,851	LG Corp.	5,585,321
107,457	LX Holdings Corp.	597,500
47,060	Samsung Electronics Co., Ltd.	2,379,077

		11,404,466

	Sweden—5.4%
38,380	Autoliv, Inc.	3,702,902
593,318	Husqvarna AB, Class B	4,553,274
317,975	SKF AB, Class B	5,308,687
323,568	Trelleborg AB, Class B	8,084,720

		21,649,583

	Switzerland—8.5%
97,015	Nestlé SA, Registered	10,988,314
69,216	Novartis AG, Registered	7,073,186
5,015	Phoenix Mecano AG, Registered(a)	1,973,546

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Portfolio of Investments

September 30, 2023 (Unaudited)

Shares		Value*

	Switzerland (continued)
27,580	Roche Holding AG	$7,533,898
25,789	TX Group AG	2,607,655
8,759	Zurich Insurance Group AG	4,010,140

		34,186,739

	Taiwan—0.1%
148,500	Lumax International Corp., Ltd.	390,357

	United Kingdom—13.6%
997,937	BAE Systems plc	12,131,248
581,487	CNH Industrial NV	7,069,062
82,845	Computacenter plc	2,551,901
291,588	Diageo plc	10,754,267
229,117	Grafton Group plc	2,528,779
251,542	GSK plc	4,553,028
306,936	Howden Joinery Group plc	2,747,336
802,205	Inchcape plc	7,391,384
1,504,280	Johnson Service Group plc	2,484,890
2,741,248	Vertu Motors plc	2,491,396

		54,703,291

	United States—11.6%
70,070	Alphabet, Inc., Class A(a)	9,169,360
2,200	AutoZone, Inc.(a)	5,587,978
34,135	Berkshire Hathaway, Inc., Class B(a)	11,957,490
26,970	FMC Corp.	1,806,181
198,422	Ionis Pharmaceuticals, Inc.(a)	9,000,422
55,496	Johnson & Johnson	8,643,502
21,719	Kenvue, Inc.	436,118

		46,601,051

TOTAL COMMON STOCKS (Cost $293,355,394)		355,593,812

PREFERRED STOCKS—0.5%

	Chile—0.4%
940,000	Embotelladora Andina SA, Class A	1,788,562

	Germany—0.1%
648	KSB AG	390,335

TOTAL PREFERRED STOCKS (Cost $3,051,153)		2,178,897

Shares		Value*

REGISTERED INVESTMENT COMPANY—10.4%
41,852,081	Dreyfus Government Securities Cash Management – Institutional Shares 5.20%(c) (Cost $41,852,081)	$41,852,081

INVESTMENTS IN SECURITIES (Cost $338,258,628)	99.4%	399,624,790

OTHER ASSETS AND LIABILITIES (Net)	0.6	2,261,145

NET ASSETS	100.0%	$401,885,935

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $1,087,602 represents 0.3% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at September 30, 2023.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II – Currency Unhedged

Sector Diversification

September 30, 2023 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	22.6%

Pharmaceuticals, Biotechnology & Life Sciences	9.2

Insurance	8.5

Materials	6.2

Software & Services	6.1

Beverage	5.8

Banks	4.5

Food	4.3

Consumer Discretionary Distribution & Retail	3.9

Energy	3.6

Health Care Equipment & Services	3.3

Media & Entertainment	3.2

Transportation	2.2

Commercial & Professional Services	1.3

Automobiles & Components	1.1

Utilities	0.9

Technology Hardware & Equipment	0.6

Consumer Durables & Apparel	0.5

Financial Services	0.3

Real Estate Management & Development	0.2

Household & Personal Products	0.1

Consumer Services	0.1

Total Common Stocks	88.5
Preferred Stocks	0.5
Registered Investment Company	10.4
Other Assets and Liabilities (Net)	0.6

Net Assets	100.0%

Portfolio Composition

September 30, 2023 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

September 30, 2023 (Unaudited)

Shares		Value*

COMMON STOCKS—90.0%

	Belgium—0.8%
66,181	Fagron NV	$1,127,026
38,820	KBC Group NV	2,420,231

		3,547,257

	Canada—1.4%
18,010	Lassonde Industries, Inc., Class A	1,678,979
147,158	Winpak, Ltd.	4,204,670

		5,883,649

	China—2.1%
231,680	Baidu, Inc., Class A(a)	3,898,882
1,006,590	Haitian International Holdings, Ltd.	2,124,519
345,561	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	347,027
2,349,905	Uni-President China Holdings, Ltd.	1,649,422
1,531,400	WH Group, Ltd.	801,470

		8,821,320

	Finland—0.8%
227,906	Kemira Oyj	3,548,678

	France—12.7%
15,477	Alten SA	2,033,794
299,826	Rubis SCA.	6,724,588
81,857	Safran SA	12,845,947
355,239	SCOR SE	11,044,703
150,328	Tarkett SA(a)	1,631,387
13,135	Teleperformance SE	1,651,523
236,380	TotalEnergies SE	15,563,884
72,825	Ubisoft Entertainment SA(a)	2,363,376

		53,859,202

	Germany—6.4%
14,490	Brenntag SE	1,122,779
190,881	Deutsche Post AG, Registered	7,756,088
301,060	Fresenius SE & Co., KGaA	9,364,260
17,583	Krones AG	1,812,057
150,000	Norma Group SE	2,775,561
16,413	Rheinmetall AG	4,228,259

		27,059,004

	Hong Kong—0.4%
1,046,000	Chow Sang Sang Holdings International, Ltd.	1,284,133
2,255	Johnson Electric Holdings, Ltd.	2,764
214,000	Luk Fook Holdings International, Ltd.	553,508

		1,840,405

	Japan—5.5%
63,220	ADEKA Corp.	1,081,099
72,285	Dentsu Group, Inc.	2,129,086
40,205	Fuso Chemical Co., Ltd.	1,056,481
36,595	Inaba Denki Sangyo Co., Ltd.	792,570
239,905	Kuraray Co., Ltd.	2,846,054
148,315	Mitsubishi Gas Chemical Co., Inc.	1,996,375
130,035	Nabtesco Corp.	2,343,390
48,115	Nihon Kohden Corp.	1,189,508
28,005	Okamoto Industries, Inc.	950,763
145,060	Sumitomo Heavy Industries, Ltd.	3,678,668

Shares		Value*

	Japan (continued)
34,620	Taikisha, Ltd.	$1,047,492
87,100	Transcosmos, Inc.	1,862,713
99,120	YAMABIKO Corp.	954,621
	Miscellaneous Security(b)	1,107,760

		23,036,580

	Mexico—1.3%
54,420	Coca-Cola FEMSA SAB de CV, Sponsored ADR	4,268,705
615,313	Megacable Holdings SAB de CV	1,363,153

		5,631,858

	Netherlands—2.7%
52,805	Aalberts NV	1,929,507
128,033	Heineken Holding NV	9,662,415

		11,591,922

	Philippines—0.3%
6,542,900	Alliance Global Group, Inc.	1,424,783

	Singapore—1.9%
386,517	United Overseas Bank, Ltd.	8,062,805

	South Korea—1.9%
22,373	Binggrae Co., Ltd.	925,227
70,858	LG Corp.	4,404,677
61,295	LX Holdings Corp.	340,822
43,090	Samsung Electronics Co., Ltd.	2,178,378

		7,849,104

	Sweden—4.9%
52,604	Autoliv, Inc.	5,075,234
575,755	Husqvarna AB, Class B	4,418,491
256,145	SKF AB, Class B	4,276,417
271,905	Trelleborg AB, Class B	6,793,860

		20,564,002

	Switzerland—6.0%
118,780	Nestlé SA, ADR	13,442,333
50,749	Novartis AG, Registered	5,186,042
25,228	Roche Holding AG	6,891,413

		25,519,788

	United Kingdom—8.4%
529,590	BAE Systems plc	6,437,869
650,620	CNH Industrial NV	7,909,502
74,115	Computacenter plc	2,282,988
62,715	Diageo plc, Sponsored ADR	9,355,824
223,196	Grafton Group plc	2,463,429
252,750	Howden Joinery Group plc	2,262,326
282,425	Inchcape plc	2,602,217
1,269,763	Johnson Service Group plc	2,097,496

		35,411,651

	United States—32.5%
123,000	Alphabet, Inc., Class A(a)	16,095,780
16,855	Alphabet, Inc., Class C(a)	2,222,332
48,220	Atmus Filtration Technologies, Inc.(a)	1,005,387
3,595	AutoZone, Inc.(a)	9,131,264
76,760	Bank of America Corp.	2,101,689

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

September 30, 2023 (Unaudited)

Shares		Value*

	United States (continued)
56	Berkshire Hathaway, Inc., Class A(a)	$29,762,712
107,535	Enterprise Products Partners LP	2,943,233
35,160	FedEx Corp.	9,314,587
34,830	FMC Corp.	2,332,565
190,425	Ionis Pharmaceuticals, Inc.(a)	8,637,678
63,514	Johnson & Johnson	9,892,305
24,852	Kenvue, Inc.	499,028
33,708	National Western Life Group, Inc., Class A	14,746,913
80,620	Sealed Air Corp.	2,649,173
24,140	Thor Industries, Inc.	2,296,438
131,295	Truist Financial Corp.	3,756,350
84,370	U-Haul Holding Co.	4,420,144
18,490	Vertex Pharmaceuticals, Inc.(a)	6,429,713
225,783	Wells Fargo & Co.	9,225,493

		137,462,784

TOTAL COMMON STOCKS (Cost $227,587,941)		381,114,792

PREFERRED STOCK—0.2%

	Chile—0.2%
492,000	Embotelladora Andina SA, Class A (Cost $918,376)	936,141

REGISTERED INVESTMENT COMPANY—7.1%
30,107,027	Dreyfus Government Securities Cash Management – Institutional Shares 5.20%(c) (Cost $30,107,027)	30,107,027

Face Value		Value*

U.S. TREASURY BILL—1.2%
$5,070,000	5.454%(d) due 11/30/2023 (Cost $5,025,511)	$5,025,754

INVESTMENTS IN SECURITIES (Cost $263,638,855)	98.5%	417,183,714

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.2	5,375,490

OTHER ASSETS AND LIABILITIES (Net)	0.3	1,062,990

NET ASSETS	100.0%	$423,622,194

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $1,107,760 represents 0.3% of the net assets of the Fund.
(c)	Rate disclosed is the 7-day yield at September 30, 2023.
(d)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification

September 30, 2023 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	18.9%
Insurance	13.1
Pharmaceuticals, Biotechnology & Life Sciences	8.6
Software & Services	6.7
Banks	6.1
Beverage	5.5
Transportation	5.1
Materials	4.9
Energy	4.4
Food	4.4
Consumer Discretionary Distribution & Retail	2.9
Health Care Equipment & Services	2.7
Automobiles & Components	2.0
Utilities	1.6
Media & Entertainment	1.3
Commercial & Professional Services	0.9
Technology Hardware & Equipment	0.5
Consumer Durables & Apparel	0.3
Household & Personal Products	0.1

Total Common Stocks	90.0
Preferred Stock	0.2
Registered Investment Company	7.1
U.S. Treasury Bill	1.2
Unrealized Appreciation on Forward Contracts	1.2
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition

September 30, 2023 (Unaudited)

Schedule of Forward Exchange Contracts

September 30, 2023 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/23*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
7,400,000	Chinese Yuan	SSB	1/23/24	$1,020,141	$1,021,649	$1,508
27,800,000	Mexican Peso	JPM	6/7/24	1,535,855	1,532,987	(2,868)

TOTAL				$2,555,996	$2,554,636	$(1,360)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
1,950,000	Canadian Dollar	SSB	1/8/24	$(1,443,803)	$(1,444,738)	$(935)
800,000,000	Chilean Peso	SSB	8/8/24	(927,321)	(881,702)	45,619
24,500,000	Chinese Yuan	SSB	1/23/24	(3,710,940)	(3,382,486)	328,454
29,000,000	Chinese Yuan	JPM	2/23/24	(4,328,035)	(4,012,109)	315,926
4,300,000	European Union Euro	NTC	10/26/23	(4,339,861)	(4,557,849)	(217,988)
8,100,000	European Union Euro	SSB	2/8/24	(8,962,747)	(8,631,450)	331,297
9,000,000	European Union Euro	NTC	4/9/24	(9,937,800)	(9,617,512)	320,288
7,000,000	European Union Euro	BNY	5/20/24	(7,744,380)	(7,494,368)	250,012
12,500,000	European Union Euro	BNY	5/24/24	(13,752,500)	(13,385,258)	367,242
3,500,000	European Union Euro	BNY	6/28/24	(3,898,790)	(3,753,906)	144,884
6,500,000	Great Britain Pound Sterling	SSB	1/19/24	(7,951,450)	(7,940,207)	11,243
4,200,000	Great Britain Pound Sterling	JPM	7/22/24	(5,472,558)	(5,133,702)	338,856
4,400,000	Great Britain Pound Sterling	NTC	8/8/24	(5,595,656)	(5,378,369)	217,287
8,500,000	Hong Kong Dollar	SSB	2/8/24	(1,090,848)	(1,088,171)	2,677
4,600,000	Hong Kong Dollar	SSB	3/28/24	(592,266)	(589,476)	2,790
11,500,000	Hong Kong Dollar	BNY	9/5/24	(1,478,231)	(1,478,004)	227
350,000,000	Japanese Yen	BNY	12/8/23	(2,650,110)	(2,372,827)	277,283
350,000,000	Japanese Yen	SSB	12/11/23	(2,770,719)	(2,374,165)	396,554
430,000,000	Japanese Yen	SSB	2/8/24	(3,481,561)	(2,945,867)	535,694

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

September 30, 2023 (Unaudited)

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 09/30/23*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
365,000,000	Japanese Yen	JPM	3/18/24	$(2,842,901)	$(2,516,204)	$326,697
420,000,000	Japanese Yen	JPM	5/24/24	(3,223,331)	(2,925,313)	298,018
430,000,000	Japanese Yen	SSB	6/25/24	(3,242,831)	(3,009,690)	233,141
165,000,000	Japanese Yen	JPM	8/15/24	(1,220,784)	(1,164,003)	56,781
63,000,000	Mexican Peso	JPM	6/7/24	(3,328,402)	(3,474,037)	(145,635)
16,200,000	Mexican Peso	BNY	7/12/24	(892,834)	(888,216)	4,618
29,000,000	Philippine Peso	JPM	11/15/23	(488,051)	(512,677)	(24,626)
47,000,000	Philippine Peso	SSB	4/1/24	(857,351)	(829,539)	27,812
11,000,000	Singapore Dollar	SSB	1/19/24	(8,339,019)	(8,101,877)	237,142
6,700,000,000	South Korean Won	JPM	3/18/24	(5,175,744)	(5,017,620)	158,124
2,000,000,000	South Korean Won	JPM	5/13/24	(1,532,861)	(1,503,043)	29,818
24,000,000	Swedish Krona	NTC	2/23/24	(2,343,636)	(2,225,244)	118,392
44,000,000	Swedish Krona	NTC	4/9/24	(4,303,810)	(4,086,815)	216,995
22,000,000	Swedish Krona	NTC	8/23/24	(2,050,613)	(2,053,009)	(2,396)
4,700,000	Swiss Franc	JPM	12/13/23	(5,211,596)	(5,181,391)	30,205
9,200,000	Swiss Franc	JPM	12/28/23	(10,308,123)	(10,163,769)	144,354

TOTAL				$(145,491,463)	$(140,114,613)	$5,376,850

Unrealized Appreciation on Forward Contracts (Net)						$5,375,490

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

September 30, 2023 (Unaudited)

Shares		Value*

COMMON STOCKS—92.9%

	Belgium—0.7%
7,175	KBC Group NV	$447,325

	China—2.1%
308,710	Haitian International Holdings, Ltd.	651,566
976,845	Uni-President China Holdings, Ltd.	685,658

		1,337,224

	Finland—2.3%
95,220	Kemira Oyj	1,482,651

	France—10.7%
58,430	Rubis SCA	1,310,486
11,320	Safran SA	1,776,465
64,336	SCOR SE	2,000,265
44,294	Tarkett SA(a)	480,687
10,565	Teleperformance SE	1,328,385

		6,896,288

	Germany—7.5%
36,145	Deutsche Post AG, Registered	1,468,684
50,225	Fresenius SE & Co., KGaA	1,562,213
2,624	Muenchener Rueckversicherungs AG, Registered	1,023,374
41,885	Norma Group SE	775,029

		4,829,300

	Hong Kong—4.8%
117,150	CK Hutchison Holdings, Ltd.	621,889
407,000	Hang Lung Group, Ltd.	572,725
15,465	Jardine Matheson Holdings, Ltd.	716,671
592,340	Johnson Electric Holdings, Ltd.	726,098
172,775	Luk Fook Holdings International, Ltd.	446,880

		3,084,263

	Japan—7.9%
42,370	ADEKA Corp.	724,552
19,655	Dentsu Group, Inc.	578,919
45,315	Inaba Denki Sangyo Co., Ltd.	981,427
56,600	Kuraray Co., Ltd.	671,460
48,915	Mitsubishi Gas Chemical Co., Inc.	658,414
16,420	Nabtesco Corp.	295,909
17,685	Sumitomo Heavy Industries, Ltd.	448,485
35,785	Takasago Thermal Engineering Co., Ltd.	696,017

		5,055,183

	Mexico—3.0%
9,925	Coca-Cola FEMSA SAB de CV, Sponsored ADR	778,517
531,475	Megacable Holdings SAB de CV	1,177,420

		1,955,937

	Singapore—4.1%
53,795	DBS Group Holdings, Ltd.	1,323,219
63,030	United Overseas Bank, Ltd.	1,314,816

		2,638,035

	South Korea—1.8%
13,365	LG Corp.	830,796
53,223	LX Holdings Corp.	295,939

		1,126,735

Shares		Value*

	Sweden—7.5%
10,925	Autoliv, Inc.	$1,054,044
101,255	Husqvarna AB, Class B	777,057
48,290	SKF AB, Class B	806,216
86,990	Trelleborg AB, Class B	2,173,545

		4,810,862

	Switzerland—11.0%
28,420	Nestlé SA, Registered	3,218,965
16,072	Novartis AG, Registered	1,642,398
4,550	Roche Holding AG	1,242,902
2,187	Zurich Insurance Group AG	1,001,276

		7,105,541

	United Kingdom—14.5%
152,600	BAE Systems plc	1,855,055
26,290	Computacenter plc	809,819
68,020	Diageo plc	2,508,695
40,695	Grafton Group plc	449,153
78,507	GSK plc	1,421,014
47,690	Howden Joinery Group plc	426,866
133,180	Inchcape plc	1,227,098
13,045	Unilever plc	646,740

		9,344,440

	United States—15.0%
41,145	Bank of America Corp.	1,126,550
28,760	Enterprise Products Partners LP	787,161
15,940	FMC Corp.	1,067,502
12,783	Johnson & Johnson	1,990,952
4,996	Kenvue, Inc.	100,320
13,145	Paramount Global, Class B	169,570
12,795	Progressive Corp./The	1,782,343
30,645	Truist Financial Corp.	876,753
30,030	U.S. Bancorp	992,792
23,711	Verizon Communications, Inc.	768,474

		9,662,417

TOTAL COMMON STOCKS (Cost $48,702,352)		59,776,201

REGISTERED INVESTMENT COMPANY—6.3%
4,034,376	Dreyfus Government Securities Cash Management – Institutional Shares 5.20%(b) (Cost $4,034,376)	4,034,376

INVESTMENTS IN SECURITIES (Cost $52,736,728)	99.2%	63,810,577

OTHER ASSETS AND LIABILITIES (Net)	0.8	534,032

NET ASSETS	100.0%	$64,344,609

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at September 30, 2023.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification

September 30, 2023 (Unaudited)

Sector Diversification	Percentage of Net Assets

COMMON STOCKS

Capital Goods	23.6%

Pharmaceuticals, Biotechnology & Life Sciences	9.7

Banks	9.4

Insurance	9.1

Materials	7.2

Food	6.1

Beverage	5.1

Media & Entertainment	3.0

Automobiles & Components	2.7

Consumer Discretionary Distribution & Retail	2.6

Health Care Equipment & Services	2.4

Transportation	2.3

Commercial & Professional Services	2.1

Utilities	2.0

Software & Services	1.2

Energy	1.2

Telecommunication Services	1.2

Household & Personal Products	1.1

Real Estate Management & Development	0.9

Total Common Stocks	92.9
Registered Investment Company	6.3
Other Assets and Liabilities (Net)	0.8

Net Assets	100.0%

Portfolio Composition

September 30, 2023 (Unaudited)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2023 (Unaudited)

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments in securities, at cost(a)	$3,358,948,173	$338,258,628	$263,638,855	$52,736,728

Investments in securities of unaffiliated issuers, at value	$5,579,184,156	$399,624,790	$417,183,714	$63,810,577
Investments in securities of affiliated issuers, at value	50,265,791	—	—	—
Dividends and interest receivable	9,149,946	683,798	562,635	132,249
Receivable for investment securities sold	48,883,490	—	—	—
Recoverable foreign withholding taxes	25,745,575	1,782,682	898,996	483,817
Receivable for Fund shares sold	2,417,645	280,941	38,552	200
Unrealized appreciation on forward exchange contracts (Note 2)	77,233,549	—	5,769,938	—
Prepaid expense	224,866	17,317	16,204	4,134

Total Assets	$5,793,105,018	$402,389,528	$424,470,039	$64,430,977

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$12,993,854	$ —	$394,448	$—
Payable for Fund shares redeemed	4,220,492	75,776	5,166	3,000
Investment advisory fee payable (Note 3)	3,765,883	262,038	276,037	42,085
Payable for investment securities purchased	1,026,050	—	—	—
Shareholder servicing and administration fees payable (Note 3)	241,551	22,435	22,121	3,504
Directors’ fees payable	8,269	1,142	589	120
Due to custodian	73,069	5,808	6,275	—
Transfer agent fees payable	340,056	15,090	28,579	8,782
Fund administration and accounting fees payable	247,332	23,908	25,422	3,310
Legal and audit fees payable	311,226	31,693	34,718	9,169
Accrued expenses and other payables	580,614	65,703	54,490	16,398

Total Liabilities	23,808,396	503,593	847,845	86,368

NET ASSETS	$5,769,296,622	$401,885,935	$423,622,194	$64,344,609

NET ASSETS consists of
Paid-in capital	$3,257,526,017	$330,352,541	$241,468,720	$52,086,467
Total distributable earnings	2,511,770,605	71,533,394	182,153,474	12,258,142

Total Net Assets	$5,769,296,622	$401,885,935	$423,622,194	$64,344,609

CAPITAL STOCK (common stock outstanding)	212,899,078	25,020,998	22,698,421	12,003,231

NET ASSET VALUE offering price per share	$27.10	$16.06	$18.66	$5.36

(a)

Includes investments in securities of affiliated issuers, at cost for International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $51,311,994, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Six Months Ended September 30, 2023 (Unaudited)

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$127,073,604	$10,236,455	$7,270,066	$1,811,939
Less foreign withholding taxes	(11,810,093)	(951,081)	(672,973)	(135,823)
Interest	2,372,099	31,312	234,571	—
Other	—	561,993	430,771	—

Total Investment Income	117,635,610	9,878,679	7,262,435	1,676,116

EXPENSES
Investment advisory fee (Note 3)	37,445,080	2,758,830	2,696,949	425,541
Transfer agent fees (Note 3)	1,115,167	51,137	79,123	23,448
Fund administration and accounting fees (Note 3)	704,063	51,866	50,712	8,001
Custodian fees (Note 3)	579,382	50,996	29,976	8,235
Directors’ fees and expenses (Note 3)	436,485	32,720	31,303	5,003
Legal and audit fees	406,404	52,701	38,124	9,419
Shareholder servicing and administration fees (Note 3)	140,067	15,380	14,705	2,350
Other	588,863	75,962	65,498	41,014

Total expenses before waivers.	41,415,511	3,089,592	3,006,390	523,011

Investment advisory fees waived (Note 3)	(72,193)	(33,029)	(18,387)	(51,546)

Net Expenses	41,343,318	3,056,563	2,988,003	471,465

NET INVESTMENT INCOME	76,292,292	6,822,116	4,274,432	1,204,651

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)	$148,966,372	3,565,389	15,490,857	1,153,168
Forward exchange contracts	3,566,644	—	(32,454)	—
Foreign currencies and net other assets	29,472	(63,146)	(49,547)	(3,507)

Net realized gain	152,562,488	3,502,243	15,408,856	1,149,661

Net unrealized appreciation (depreciation) of:
Securities(b)	(334,347,881)	(16,036,082)	(15,884,360)	(3,771,160)
Forward exchange contracts	96,156,775	—	5,918,104	—
Foreign currencies and net other assets	(749,958)	(34,546)	(18,213)	(13,855)

Net change in unrealized appreciation (depreciation)	(238,941,064)	(16,070,628)	(9,984,469)	(3,785,015)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(86,378,576)	(12,568,385)	5,424,387	(2,635,354)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,086,284)	$(5,746,269)	$9,698,819	$(1,430,703)

(a)	Dividends and Net realized gain (loss) on securities from affiliated issuers for International Value Fund were $1,183,432 and $0, respectively (Note 4).
(b)	Net change in unrealized appreciation (depreciation) of securities from affiliated issuers for International Value Fund was $2,104,841 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	International Value Fund		International Value Fund II – Currency Unhedged
	Six Months Ended 9/30/2023 (Unaudited)	Year Ended 3/31/2023	Six Months Ended 9/30/2023 (Unaudited)	Year Ended 3/31/2023
INVESTMENT ACTIVITIES:

Net investment income	$76,292,292	$90,335,023	$6,822,116	$7,637,887

Net realized gain	152,562,488	11,356	3,502,243	10,020,696

Net change in unrealized appreciation (depreciation)	(238,941,064)	310,419	(16,070,628)	(17,275,735)

Net increase (decrease) in net assets resulting from operations	(10,086,284)	90,656,798	(5,746,269)	382,848

DISTRIBUTIONS:

Distributions to shareholders	—	(306,397,799)	—	(7,272,995)

CAPITAL STOCK TRANSACTIONS:

Net decrease in net assets from Fund share transactions (Note 5)	(227,841,030)	(83,442,472)	(48,351,181)	(57,650,089)

Net decrease in net assets	(237,927,314)	(299,183,473)	(54,097,450)	(64,540,236)

NET ASSETS:

Beginning of period	6,007,223,936	6,306,407,409	455,983,385	520,523,621

End of period	$5,769,296,622	$6,007,223,936	$401,885,935	$455,983,385

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Six Months Ended 9/30/2023 (Unaudited)	Year Ended 3/31/2023	Six Months Ended 9/30/2023 (Unaudited)	Year Ended 3/31/2023
INVESTMENT ACTIVITIES:

Net investment income	$4,274,432	$4,068,891	$1,204,651	$1,745,959

Net realized gain (loss)	15,408,856	7,801,284	1,149,661	(218,801)

Net change in unrealized depreciation	(9,984,469)	(5,602,283)	(3,785,015)	(4,312,687)

Net increase (decrease) in net assets resulting from operations	9,698,819	6,267,892	(1,430,703)	(2,785,529)

DISTRIBUTIONS:

Distributions to shareholders	—	(25,294,486)	(1,036,926)	(7,187,639)

CAPITAL STOCK TRANSACTIONS:

Net increase (decrease) in net assets from Fund share transactions (Note 5)	(10,697,524)	2,824,067	(3,057,555)	(4,134,614)

Net decrease in net assets	(998,705)	(16,202,527)	(5,525,184)	(14,107,782)

NET ASSETS:

Beginning of period.	424,620,899	440,823,426	69,869,793	83,977,575

End of period	$423,622,194	$424,620,899	$64,344,609	$69,869,793

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/23 (Unaudited)		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021		Year Ended 3/31/2020		Year Ended 3/31/2019
Net asset value, beginning of period/year	$27.16		$28.14		$29.41		$21.99		$26.91		$27.89

Income from investment operations:
Net investment income	0.36		0.43	(a)	0.37	(a)	0.23		0.43		0.45
Net realized and unrealized gain (loss) on investments	(0.42)		0.04		0.95		7.45		(4.82)		0.25

Total from investment operations	(0.06)		0.47		1.32		7.68		(4.39)		0.70

Distributions:
Dividends from net investment income	—		(0.40)		(0.41)		(0.26)		(0.45)		(0.39)
Distributions from net realized gains	—		(1.05)		(2.18)		—		(0.08)		(1.29)

Total distributions	—		(1.45)		(2.59)		(0.26)		(0.53)		(1.68)

Redemption fees	—		—		—		—		0.00	(b)	0.00 (b)

Net asset value, end of period/year	$27.10		$27.16		$28.14		$29.41		$21.99		$26.91

Total return(c)	(0.22)%		1.94%		4.36%		34.89	%(d)	(16.66	)%(d)	3.11%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$5,769,297		$6,007,224		$6,306,407		$6,419,446		$5,990,962		$8,497,700
Ratio of operating expenses to average net assets	1.38	%(e)	1.40%		1.34%		1.37%		1.36%		1.36%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.38	%(e)	1.40%		1.38%		1.38%		1.36%		1.36%
Ratio of net investment income to average net assets	2.55	%(e)	1.55	%(a)	1.19	%(a)	0.83%		1.50%		1.53%
Portfolio turnover rate.	8%		15%		10%		11%		9%		6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.40 and $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 1.44% and 1.10% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (16.74)% for the year ended March 31, 2020 and 35.02% for the year ended March 31, 2021.

(e)	Annualized.

Tweedy, Browne International Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/23 (Unaudited)		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021		Year Ended 3/31/2020		Year Ended 3/31/2019
Net asset value, beginning of period/year	$16.36		$16.31		$16.30		$11.66		$15.10		$15.61

Income from investment operations:
Net investment income	0.27	(a)	0.27	(a)	0.18	(a)	0.09		0.21		0.22
Net realized and unrealized gain (loss) on investments	(0.57)		0.04	(b)	0.01		4.69		(3.31)		(0.54)

Total from investment operations	(0.30)		0.31		0.19		4.78		(3.10)		(0.32)

Distributions:
Dividends from net investment income	—		(0.26)		(0.18)		(0.10)		(0.23)		(0.19)
Distributions from net realized gains	—		—		—		(0.04)		(0.11)		—

Total distributions	—		(0.26)		(0.18)		(0.14)		(0.34)		(0.19)

Redemption fees	—		—		—		—		0.00	(c)	0.00 (c)

Net asset value, end of period/year	$16.06		$16.36		$16.31		$16.30		$11.66		$15.10

Total return(d)	(1.83)%		1.99%		1.13%		40.87	%(e)	(20.94	)%(e)	(1.91)%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$401,886		$455,983		$520,524		$486,338		$374,832		$487,298
Ratio of operating expenses to average net assets	1.38	%(f)	1.39%		1.34%		1.37%		1.36%		1.35%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.40	%(f)	1.39%		1.37%		1.37%		1.36%		1.35%
Ratio of net investment income to average net assets	3.09	%(a)(f)	1.68	%(a)	1.07	%(a)	0.66%		1.40%		1.51%
Portfolio turnover rate	8%		11%		8%		25%		11%		2%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.25, $0.26 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.83%, 1.60% and 1.02% for the period ending September 30, 2023 and for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)

The amount per share shown does not correlate with net realized and unrealized gain/(loss) on investments for the year due to the timing of purchases and sales of the Fund’s shares in relation to the fluctuating market values of the Fund’s investments.

(c)	Amount represents less than $0.01 per share.
(d)	Total return represents aggregate total return for the periods indicated.
(e)

The net asset value (NAV) disclosed in the March 31, 2020 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2020. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2020. The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (21.08)% for the year ended March 31, 2020 and 41.12% for the year ended March 31, 2021.

(f)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/23 (Unaudited)		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019
Net asset value, beginning of period/year	$18.25		$19.10		$20.38		$15.34	$19.62	$23.20

Income from investment operations:
Net investment income	0.19	(a)	0.18	(a)	0.17	(a)	0.11	0.19	0.24
Net realized and unrealized gain (loss) on investments	0.22		0.10		0.93		5.31	(3.38)	0.54

Total from investment operations	0.41		0.28		1.10		5.42	(3.19)	0.78

Distributions:
Dividends from net investment income	—		(0.18)		(0.18)		(0.12)	(0.20)	(0.24)
Distributions from net realized gains	—		(0.95)		(2.20)		(0.26)	(0.89)	(4.12)

Total distributions	—		(1.13)		(2.38)		(0.38)	(1.09)	(4.36)

Net asset value, end of period/year	$18.66		$18.25		$19.10		$20.38	$15.34	$19.62

Total return(b)	2.25%		1.74%		5.35%		35.58%	(17.47)%	5.41%

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$423,622		$424,621		$440,823		$426,946	$338,270	$453,275
Ratio of operating expenses to average net assets	1.38	%(c)	1.40%		1.34%		1.37%	1.36%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.39	%(c)	1.40%		1.39%		1.40%	1.38%	1.37%
Ratio of net investment income to average net assets	1.98	%(a)(c)	0.99	%(a)	0.77	%(a)	0.59%	0.93%	0.96%
Portfolio turnover rate	12%		20%		20%		18%	12%	9%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.17, $0.17 and $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 1.78%, 0.93% and 0.73% for the period ending September 30, 2023 and for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.
(c)	Annualized.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each period/year.

	Six Months Ended 9/30/23 (Unaudited)		Year Ended 3/31/2023		Year Ended 3/31/2022		Year Ended 3/31/2021	Year Ended 3/31/2020	Year Ended 3/31/2019
Net asset value, beginning of period/year	$5.57		$6.37		$7.76		$6.30	$8.51	$10.23

Income from investment operations:
Net investment income	0.10		0.14	(a)	0.19	(a)	0.14	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.22)		(0.32)		(0.02)		1.94	(1.43)	(0.15)

Total from investment operations	(0.12)		(0.18)		0.17		2.08	(1.23)	0.09

Distributions:
Dividends from net investment income	(0.09)		(0.14)		(0.20)		(0.14)	(0.19)	(0.26)
Distributions from net realized gains	—		(0.48)		(1.36)		(0.48)	(0.79)	(1.55)

Total distributions	(0.09)		(0.62)		(1.56)		(0.62)	(0.98)	(1.81)

Redemption fees	—		—		—		—	—	0.00	(b)

Net asset value, end of period/year	$5.36		$5.57		$6.37		$7.76	$6.30	$8.51

Total return(c)	(2.28)%		(2.30)%		1.97%		33.80%	(17.06)%	2.44	%(d)

Ratios/Supplemental Data:
Net assets, end of period/year (in 000s)	$64,345		$69,870		$83,978		$111,800	$109,674	$175,608
Ratio of operating expenses to average net assets	1.38	%(e)	1.38%		1.34%		1.37%	1.36%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.54	%(e)	1.48%		1.48%		1.45%	1.42%	1.39%
Ratio of net investment income to average net assets	3.54	%(e)	2.46	%(a)	2.26	%(a)	1.82%	2.20%	2.24%
Portfolio turnover rate	7%		11%		16%		22%	7%	6%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.13 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.21% and 2.04% for the years ending March 31, 2023 and March 31, 2022, respectively.

(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

(e)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited)

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne International Value Fund (“International Value Fund”), Tweedy, Browne International Value Fund II – Currency Unhedged (“International Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

International Value Fund	06/15/93

International Value Fund II – Currency Unhedged	10/26/09

Value Fund	12/08/93

Worldwide High Dividend Yield Value Fund	09/05/07

International Value Fund and International Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Under normal circumstances, portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”), unless, in the view of the Valuation Designee (the Investment Adviser has been appointed “Valuation Designee” by the Company’s Board of Directors), such price is not reliable, or there is significant market movement that calls for application of fair value factors provided by a third party, as described below. Under normal circumstances, portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading, unless, in the view of the Valuation Designee, such price is not reliable. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Valuation Designee pursuant to the Company’s Valuation Policies and Procedures, which were approved by the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Valuation Designee concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances (including certain market movements) selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Under normal circumstances, debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Valuation Designee. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, unless the Valuation Designee determines, in good faith, that such value does not represent fair value, in which case the securities will be valued in the same manner as debt securities with a remaining maturity in excess of 60 days or otherwise fair valued. Investments in open-end mutual funds are valued at net asset value (NAV) except that stable NAV money funds held in a cash sweep vehicle will generally be priced at cost ($1).

Notes to Financial Statements (Unaudited)

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of September 30, 2023. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

International Value Fund	Total Value at September 30, 2023	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$50,192,493	$—	$50,192,493	$—
China	247,602,501	—	247,602,501	—
Czech Republic	2,087,635	—	2,087,635	—
Finland	45,462,875	—	45,462,875	—
France	767,415,062	16,572,191	750,842,871	—
Germany	461,040,003	—	461,040,003	—
Hong Kong	35,982,086	1,503,531	34,478,555	—
Italy	140,347,207	—	140,347,207	—
Japan	250,892,254	—	250,892,254	—
Netherlands	187,198,772	—	187,198,772	—
Singapore	289,422,225	—	289,422,225	—
South Korea	107,624,459	—	107,624,459	—
Sweden	301,602,242	67,957,135	233,645,107	—
Switzerland	748,006,271	81,182,351	666,823,920	—
United Kingdom	772,201,600	—	772,201,600	—
All Other Countries	1,036,900,505	1,036,900,505	—	—
Preferred Stocks	31,055,010	31,055,010	—	—
Registered Investment Company	54,563,205	54,563,205	—	—
U.S. Treasury Bill	99,853,542	—	99,853,542	—

Total Investments in Securities	5,629,449,947	1,289,733,928	4,339,716,019	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	77,233,549	—	77,233,549	—
Liability
Unrealized depreciation of forward exchange contracts	(12,993,854)	—	(12,993,854)	—

Total	$5,693,689,642	$1,289,733,928	$4,403,955,714	$—

Notes to Financial Statements (Unaudited)

International Value Fund II – Currency Unhedged	Total Value at September 30, 2023	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$4,244,947	$—	$4,244,947	$—
China	14,504,208	—	14,504,208	—
Finland	4,482,131	—	4,482,131	—
France	54,980,093	5,611,851	49,368,242	—
Germany	28,302,425	—	28,302,425	—
Hong Kong	4,081,234	230,637	3,850,597	—
Italy	2,853,407	—	2,853,407	—
Japan	27,824,866	—	27,824,866	—
Netherlands	10,530,270	—	10,530,270	—
Philippines	2,026,805	1,523,690	503,115	—
Singapore	14,640,145	—	14,640,145	—
South Korea	11,404,466	—	11,404,466	—
Sweden	21,649,583	3,702,902	17,946,681	—
Switzerland	34,186,739	4,581,201	29,605,538	—
Taiwan	390,357	—	390,357	—
United Kingdom	54,703,291	—	54,703,291	—
All Other Countries	64,788,845	64,788,845	—	—
Preferred Stocks
Chile	1,788,562	1,788,562	—	—
Germany	390,335	—	390,335	—
Registered Investment Company	41,852,081	41,852,081	—	—

Total	$399,624,790	$124,079,769	$275,545,021	$—

Value Fund	Total Value at September 30, 2023	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$3,547,257	$—	$3,547,257	$—
China	8,821,320	—	8,821,320	—
Finland	3,548,678	—	3,548,678	—
France	53,859,202	1,631,387	52,227,815	—
Germany	27,059,004	—	27,059,004	—
Hong Kong	1,840,405	—	1,840,405	—
Japan	23,036,580	—	23,036,580	—
Netherlands	11,591,922	—	11,591,922	—
Singapore	8,062,805	—	8,062,805	—
South Korea	7,849,104	—	7,849,104	—
Sweden	20,564,002	5,075,234	15,488,768	—
Switzerland	25,519,788	13,442,333	12,077,455	—
United Kingdom	35,411,651	9,355,824	26,055,827	—
All Other Countries	150,403,074	150,403,074	—	—
Preferred Stock	936,141	936,141	—	—
Registered Investment Company	30,107,027	30,107,027	—	—
U.S. Treasury Bill	5,025,754	—	5,025,754	—

Total Investments in Securities	417,183,714	210,951,020	206,232,694	—

Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	5,769,938	—	5,769,938	—
Liability
Unrealized depreciation of forward exchange contracts	(394,448)	—	(394,448)	—

Total	$422,559,204	$210,951,020	$211,608,184	$—

Notes to Financial Statements (Unaudited)

Worldwide High Dividend Yield Value Fund	Total Value at September 30, 2023	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$447,325	$—	$447,325	$—
China	1,337,224	—	1,337,224	—
Finland	1,482,651	—	1,482,651	—
France	6,896,288	480,687	6,415,601	—
Germany	4,829,300	—	4,829,300	—
Hong Kong	3,084,263	—	3,084,263	—
Japan	5,055,183	—	5,055,183	—
Singapore	2,638,035	—	2,638,035	—
South Korea	1,126,735	—	1,126,735	—
Sweden	4,810,862	1,054,044	3,756,818	—
Switzerland	7,105,541	—	7,105,541	—
United Kingdom	9,344,440	646,740	8,697,700	—
All Other Countries	11,618,354	11,618,354	—	—
Registered Investment Company	4,034,376	4,034,376	—	—

Total	$63,810,577	$17,834,201	$45,976,376	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. International Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at September 30, 2023 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 8.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the International Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the International Value and Value Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend

Notes to Financial Statements (Unaudited)

date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, all or a portion of which may be recoverable. Each Fund applies for refunds where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in certain European countries, the Funds may also file withholding tax reclaims in certain jurisdictions to recover all or a portion of amounts withheld in prior periods that may now be reclaimable. Any payments received on such withholding tax reclaims are included in Other Income in the Statements of Operations and are recorded when the amount is known and there are no significant uncertainties on collectability.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for International Value Fund, International Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to International Value Fund, International Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the six months ended September 30, 2023, the Investment Adviser earned $37,445,080, $2,758,830, $2,696,949 and $425,541 in fees, prior to any waivers and/or reimbursements, from International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to International Value Fund, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with International Value Fund will remain in place at least through July 31, 2024. For the six months ended September 30, 2023, the Investment Adviser waived $72,193 in fees from International Value Fund.

Notes to Financial Statements (Unaudited)

With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least through July 31, 2024. For the six months ended September 30, 2023, the Investment Adviser waived $33,029, $18,387 and $51,546 in fees from International Value Fund II – Currency Unhedged Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY Mellon”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $135,000 annually, in quarterly increments of $33,750, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $27,000 and the Audit Committee Chair receives an additional annual fee of $10,000. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY Mellon, serves as the Funds’ custodian pursuant to a custody agreement. BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At September 30, 2023, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of one shareholder who owns 12.6% of International Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively own 37.0% of Value Fund’s outstanding shares; and three shareholders who collectively own 33.3% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers owned by International Value Fund that may be deemed “affiliated companies,” as well as transactions that occurred in the securities of such issuers during the six months ended September 30, 2023:

Shares Held at 3/31/23	Name of Issuer†	Value at 3/31/23	Purchase Cost	Sales Proceeds	Value at 9/30/23	Shares Held at 9/30/23	Dividend Income 4/1/23 to 9/30/23	Net Realized Gain (Loss) 4/1/23 9/30/23	Change in Net Unrealized Depreciation 4/1/23 to 9/30/23
251,390	Lassonde Industries Inc, Class A	$19,377,844	$—	$—	$23,435,795	251,390	$185,871	$—	$4,057,951
68,178	Phoenix Mecano AG	28,783,106	—	—	26,829,996	68,178	997,561	—	(1,953,110)
		$48,160,950	$—	$—	$50,265,791		$1,183,432	$—	$2,104,841

† Issuer countries: Canada and Switzerland, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

Notes to Financial Statements (Unaudited)

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2023, are as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$430,937,159	$33,147,170	$49,071,981	$4,783,027
Sales	$464,677,644	$100,722,530	$76,831,541	$7,684,128

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Changes in shares outstanding were as follows:

	Six Months Ended September 30, 2023		Year Ended March 31, 2023

International Value Fund	Shares	Amount	Shares	Amount
Sold	8,364,782	$230,743,830	30,041,492	$ 788,321,158
Reinvested	—	—	10,689,166	275,352,919
Redeemed	(16,618,482)	(458,584,860)	(43,657,996)	(1,147,116,549)
Net Decrease	(8,253,700)	$(227,841,030)	(2,927,338)	$(83,442,472)

International Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	613,614	$10,188,182	3,679,719	$ 56,757,700
Reinvested	—	—	407,787	6,284,004
Redeemed	(3,471,398)	(58,539,363)	(8,128,186)	(120,691,793)
Net Decrease	(2,857,784)	$(48,351,181)	(4,040,680)	$(57,650,089)

Value Fund	Shares	Amount	Shares	Amount
Sold	96,979	$1,814,763	413,968	$ 7,381,973
Reinvested	—	—	1,394,276	24,316,174
Redeemed	(665,100)	(12,512,287)	(1,616,160)	(28,874,080)
Net Increase (Decrease)	(568,121)	$(10,697,524)	192,084	$ 2,824,067

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	43,800	$245,492	1,095,482	$ 6,053,020
Reinvested	168,057	919,270	1,306,329	7,050,045
Redeemed	(755,240)	(4,222,317)	(3,040,296)	(17,237,679)
Net Decrease	(543,383)	$(3,057,555)	(638,485)	$(4,134,614)

6. Income Tax Information

As of March 31, 2023, International Value Fund and International Value Fund II - Currency Unhedged had a long-term capital loss carryforward of $88,220,606 and $222,836, respectively, and Worldwide High Dividend Yield Value Fund had a short-term and a long-term capital loss carryforward of $72,517 and $140,308, respectively, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. Utilization of these capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes.

As of September 30, 2023, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

International Value Fund	$3,358,948,173
International Value Fund II – Currency Unhedged	$338,258,628
Value Fund	$263,638,855
Worldwide High Dividend Yield Value Fund	$52,736,728

Notes to Financial Statements (Unaudited)

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at September 30, 2023 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
International Value Fund	$2,453,116,655	$(182,614,881)	$2,270,501,774
International Value Fund II – Currency Unhedged	90,830,182	(29,464,020)	61,366,162
Value Fund	163,766,182	(10,221,323)	153,544,859
Worldwide High Dividend Yield Value Fund	16,629,886	(5,556,037)	11,073,849

7. Foreign Securities and Certain Other Risks

Investing in foreign securities involves additional risks beyond those associated with investing in U.S. securities. These risks, which are more pronounced in emerging markets, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country); costs incurred in conversions between currencies; non-negotiable brokerage commissions; less publicly available information; not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting; lower trading volume and/or liquidity; delayed settlements; greater market volatility; the difficulty in enforcing obligations and contractual and other rights; less securities regulation; different tax provisions (including withholding on interest and dividends paid to a Fund); less well established contract law; war; seizure; political and social instability; and diplomatic developments.

Each Fund may invest in securities of Chinese issuers. Investments in securities of companies domiciled in the People’s Republic of China (“China”) involve a high degree of risk and special considerations not typically associated with investing in other foreign or emerging securities markets. Such heightened risks include, among others: (a) military conflicts; (b) an authoritarian government, which, despite reforms and privatizations of companies in certain sectors, still exercises substantial influence over many aspects of the private sector, resulting in risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested; (c) less regulatory oversight of issuers, brokers and other market participants; (d) currency risks associated with the Chinese Renminbi, including possible liquidity disruptions and the interference with conversion rights; (e) tax rules; (f) less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result in significant differences in the preparation of financial statements; and (g) to the extent investments are made through Stock Connect, a program that allows non-Chinese investors to invest in Chinese stocks and China A-Shares, substantial limitations imposed by the program, including, among other things, market wide quota limitations, new technologies risks, bans on day-trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program.

The consequences of the conflict between Russia and Ukraine, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact the Funds’ portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks), with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Funds’ returns and net asset value.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt and negative interest rates. Among other things, these developments have adversely affected the value and exchange rate of the Euro and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on the Funds’ investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries, particularly to the extent a Fund does not hedge its exposure to foreign currency.

Actions taken by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union, in the future, which would have significant implications and could negatively affect the value and liquidity of the Funds’ investments.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power

Notes to Financial Statements (Unaudited)

among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified portfolio of securities whose market prices may be well below the stocks’ intrinsic values at time of purchase. The Adviser may be wrong in its assessment of a company’s value, and the stocks owned by a Fund may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause a Fund’s relative performance to suffer. There may be periods during which a Fund is unable to find securities that meet its value investment criteria. If a Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

8. Derivative Instruments

During the six months ended September 30, 2023, International Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at September 30, 2023, see the Portfolio of Investments.

The following summarizes the volume of the International Value and Value Funds’ forward foreign currency exchange contract activity during the six months ended September 30, 2023:

	International Value Fund	Value Fund
Average Notional Amount Purchased	$61,099,445	$3,850,903
Average Notional Amount Sold	$3,047,146,969	$154,122,333
Notional Amount Purchased at September 30, 2023	$102,497,391	$2,555,996
Notional Amount Sold at September 30, 2023	$3,039,321,550	$145,491,463

The following table presents the value of derivatives held as of September 30, 2023, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$77,233,549	$5,769,938

Derivative	Liabilities Location	International Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$12,993,854	$394,448

The following table presents the effect of derivatives on the Statements of Operations for the six months ended September 30, 2023:

Statement of Operations

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$3,566,644	$(32,454)

Derivative	Location	International Value Fund	Value Fund
Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$96,156,775	$5,918,104

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents derivative assets net of amounts available for offset under a master netting agreement and any related collateral received by the Fund for forward currency contracts as of September 30, 2023:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)
International Value Fund
BNY	$3,884,268	$2,625,994	$—	$1,258,274
JPM	28,382,474	6,286,700	1,270,000	20,825,774
NTC	21,622,047	2,018,346	—	19,603,701
SSB	23,344,760	2,062,814	2,503,342	18,778,604
Total	$77,233,549	$12,993,854	$3,773,342	$60,466,353

Value Fund
BNY	$1,044,266	$—	$—	$1,044,266
JPM	1,698,779	173,129	—	1,525,650
NTC	872,962	220,384	—	652,578
SSB	2,153,931	935	—	2,152,996
Total	$5,769,938	$394,448	$—	$5,375,490

Notes to Financial Statements (Unaudited)

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement and any related collateral posted by the Fund for forward currency contracts as of September 30, 2023:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)
International Value Fund
BNY	$2,625,994	$2,625,994	$—	$—
JPM	6,286,700	6,286,700	—	—
NTC	2,018,346	2,018,346	—	—
SSB	2,062,814	2,062,814	—	—
Total	$12,993,854	$12,993,854	$—	$—

Value Fund
BNY	$—	$—	$—	$—
JPM	173,129	173,129	—	—
NTC	220,384	220,384	—	—
SSB	935	935	—	—
Total	$394,448	$394,448	$—	$—

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

9. Committed Line of Credit

The Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with BNY Mellon (the “Credit Agreement”) that established a revolving credit facility of $75,000,000 (the “Facility”) that may be used by the Funds for certain temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays a commitment fee of 0.25% per annum on its pro rata share of the unused portion of the committed line. The interest rate on borrowing under the Credit Agreement is the higher of the Federal Funds Effective Rate or the secured overnight financing rate (SOFR) plus applicable margin of 1.25%. The Facility has a 364-day term currently in effect through March 20, 2024.

During the six months ended September 30, 2023, none of the Funds borrowed under the Credit Agreement.

10. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

Other Information (Unaudited)

1. Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of September 30, 2023, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $155.5 million, $7.6 million, $94.1 million and $6.9 million of their own money invested in International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2. Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

3. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789, by visiting the Funds’ website at www.tweedy.com, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov or on the Funds’ website at www.tweedy.com/research/compliance.php.

4. Advisory Agreement

Approval of the Renewal of the Investment Advisory Agreement for Each Fund

On May 23, 2023, the Board of Directors (the “Board”) of Tweedy, Browne Fund Inc. (the “Company”), including a majority of the Independent Directors, approved the renewal of the Investment Advisory Agreements (the “Advisory Agreements”) between Tweedy, Browne Company LLC (“Tweedy, Browne” or the “Adviser”) and the Company on behalf of the Tweedy, Browne International Value Fund (the “International Value Fund”), the Tweedy, Browne Value Fund (the “Value Fund”), the Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Worldwide High Dividend Yield Value Fund”) and the Tweedy, Browne International Value Fund II – Currency Unhedged (the “International Value Fund II”) (each a “Fund” and collectively, the “Funds”) for an additional one-year term. In considering whether to approve the continuation of the Advisory Agreements, the Board reviewed materials provided for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. The information, material factors and conclusions that formed the basis for the Board’s approval are described below.

A. Information Received

In considering whether to approve the renewal of the Advisory Agreements, the Board took into account the written materials, oral presentations and other information received throughout the year and carefully reviewed the specific materials provided in advance of the meeting, which included a Memorandum from independent legal counsel regarding the duties and standards of review in connection with the consideration of the continuation of the Advisory Agreements; a narrative discussion prepared by Tweedy, Browne describing factors relevant to the 2023 contract renewal process; comparative information regarding the performance, fees and expense ratios of the Funds (including breakpoint and expense limitation agreements); information for several of Tweedy, Browne’s managed account performance composites; a sample report illustrating Tweedy, Browne’s extensive research process; fact sheets and performance histories for each of the Funds since inception; fee schedules; a memorandum from Management Practice, Inc. (“Management Practice”), a third party that specializes in advising mutual fund boards of directors on fund pricing and performance metrics that had been engaged by the Independent Directors to provide independent information regarding, among other things, the Funds’ performance and fee arrangements relative to certain industry peers; memoranda and related information from Tweedy, Browne concerning Tweedy, Browne’s brokerage practices and best execution policy; a description of key personnel of Tweedy, Browne; a profitability analysis of Tweedy, Browne; Statements of Financial Condition for Tweedy, Browne; the Form ADV of Tweedy, Browne; and copies of the Advisory Agreements. The Board also considered information regarding Tweedy, Browne’s business continuity and disaster recovery plans and cybersecurity procedures. The Board examined the detailed materials provided by Tweedy, Browne for its evaluation and the Management Practice memorandum, and the Independent Directors were advised by Dechert LLP, their independent legal counsel, and met in executive sessions, including on the day of the meeting, and throughout the year since the Board’s last consideration of the investment advisory agreements, at which no representatives of management were present with respect to these and other relevant matters.

B. Nature, Extent and Quality of the Services Provided Under the Advisory Agreements

Among the factors considered by the Board as part of its review, the Board considered the nature, extent and quality of the services provided by Tweedy, Browne to the Funds. In examining Tweedy, Browne’s management of the Funds’ portfolios, the Board reviewed the narrative discussion provided by Tweedy, Browne, which includes a description of Tweedy, Browne’s fees, performance, research process and investment approach. The Board also considered comparative information regarding the Funds’ performance and fee structures relative to certain industry peers prepared by Management Practice.

Other Information (Unaudited)

The Board assessed the variety of services provided by Tweedy, Browne to the Funds, including: the experience, reputation and skills of Tweedy, Browne management and staff; the extensive shareholder communications provided by Tweedy, Browne; “behind the scenes” services, such as those provided by Tweedy, Browne’s order desk, which seeks best execution for transactions effected on behalf of the Funds; monitoring of the Funds’ service providers and the performance in certain instances of shadowing functions; implementing and monitoring, as appropriate, business continuity planning matters related to the Funds and their service providers; monitoring of information with respect to corporate reorganizations involving portfolio companies; preparing the Funds’ semi-annual and annual reports to shareholders and the accompanying Adviser’s letters; monitoring of aspects of transfer agency services on a daily basis; assisting brokers, consultants, financial advisors, intermediaries and third-party administrators with questions or problems of an operational nature; integrating certain environmental, social, and governance (ESG) considerations into the investment and valuation processes; developing and enforcing procedures to monitor trading activity in the Funds; monitoring Schedule 13D-like filing requirements in the various foreign jurisdictions in which the Funds are currently invested; arranging for proxy voting of portfolio securities; qualifying the Funds as approved purchasers in certain foreign jurisdictions; where necessary, consulting with an outside accounting firm with respect to the proper treatment of corporate actions and accounting requirements; and actively monitoring and assessing valuation issues for the Funds. The Board noted the substantial personal investment by the members of the Adviser’s Investment Committee in the Funds, which may encourage an alignment of management’s interests with the interests of Fund shareholders. The Board also noted actions that have been or will be taken in the future by Tweedy, Browne to comply with various regulatory requirements, including consulting with outside accounting and law firms as needed in this regard.

In addition, the Board noted that Tweedy, Browne provides a variety of administrative services not otherwise provided by the Funds’ third-party service providers, including: overseeing elements of the calculation of the Funds’ net asset value; preparing Board reports; overseeing the preparation and submission of regulatory filings; overseeing and assisting in the annual audit of the Funds’ financial statements; maintaining the Funds’ website; assisting with the preparation and filing of the Funds’ tax returns; monitoring the registration of shares of the Funds under applicable federal and state securities laws; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds’ operating budgets; coordinating the approval, review and processing of payment of the Funds’ bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends; serving as the administrator of the Funds’ Liquidity Risk Management Program; communicating with the Funds’ shareholders with market commentary; participating in ongoing training and monitoring of BNY Mellon’s shareholder services representatives; and generally assisting each Fund in the conduct of its business. The Board also noted that certain officers and employees of Tweedy, Browne devote substantial time and effort to shareholder servicing efforts.

The Board discussed with management various matters relating to Tweedy, Browne’s ability to continue to provide high quality advisory and administrative services to the Funds, including staffing and personnel turnover, succession, long-term planning and contingency planning at Tweedy, Browne. In particular, the Board noted that the members of Tweedy, Browne’s Management Committee (Jay Hill, Tom Shrager, Bob Wyckoff and John Spears) have worked at Tweedy, Browne for between 20 and 49 years, that several long-serving employees of Tweedy, Browne have been promoted to the position of managing director, and that Tweedy, Browne generally maintained a consistent management approach that was facilitated by the very low personnel turnover at the firm. The Board considered previous industry awards and nominations received by Tweedy, Browne. The Board discussed with management the efforts of Tweedy, Browne to establish and implement succession plans for management.

In considering Tweedy, Browne’s services in managing the Funds’ portfolios and overseeing all aspects of the Funds’ business, the Board concluded that Tweedy, Browne was providing essential services to the Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long-term.

C. Investment Performance

The Board reviewed each Fund’s performance, both in absolute terms and relative to the various benchmarks against which the Funds were compared. To help evaluate each Fund’s relative peer performance, the Board considered the performance information as of December 31, 2022 contained in the Management Practice memorandum as well as the performance information prepared by Tweedy, Browne as of December 31, 2022, February 28, 2023 and March 31, 2023. The Board weighed the performance each Fund achieved in light of each Fund’s investment objective, strategies and risks as disclosed to investors in the Company’s registration statement.

With respect to the International Value Fund, the Board considered the Adviser’s analysis that the Fund, notwithstanding certain periods of disappointing performance, had exhibited excellent absolute and relative performance; that the Fund’s annualized rate of return was 8.39% (net of all fees and expenses) from its inception through February 28, 2023; and that the Fund’s annualized rate of return had exceeded the annualized returns of the

Other Information (Unaudited)

MSCI EAFE Index (Hedged to U.S. $) by 1.96 percentage points and the MSCI EAFE Index (in U.S. $) by 3.32 percentage points for that period.1 The Board took into account that the International Value Fund has a policy to seek to hedge its perceived non-U.S. currency exposure, to the extent practicable, back to the U.S. dollar, and thus considered the Fund’s total returns against the returns of its primary benchmark, the MSCI EAFE Index (Hedged to U.S. $), noting that the Fund outperformed that index as of March 31, 2023 since inception. The Board also considered that the International Value Fund had underperformed the MSCI EAFE Index (Hedged to U.S. $) for the 1-year, 3-year, 5-year, 10-year, 15-year, and 20-year periods ended March 31, 2023. The Board took into account that the International Value Fund underperformed the MSCI EAFE Index (Hedged to U.S. $) year-to-date through March 31, 2023 by 1.69 percentage points and underperformed the MSCI EAFE Index (in U.S.$) during the same period by 1.83 percentage points. The Board also noted that the International Value Fund had outperformed the MSCI EAFE Index (Hedged to U.S. $) in 16 out of the last 29 calendar years. The Board considered Tweedy, Browne’s analysis that, over the long-term, the International Value Fund had enjoyed favorable performance when compared to other funds in its peer group. In addition, the Board noted that for the past 3-year, 5-year and 10-year periods, the International Value Fund has been categorized as “Low Risk” by Morningstar’s Risk Ratings, which means it is in the top 10% of funds within its category with respect to lowest measured risk.

The Board took into account the fact that the International Value Fund closed to new investors in May 2005 and reopened in January 2008 when Tweedy, Browne believed that the economic landscape provided new investment opportunities and would offer attractive discounts from intrinsic value estimates.

The Board reviewed the Value Fund’s performance, including the Fund’s relative and absolute performance since its inception through February 28, 2023. The Board observed that the Fund’s annualized rate of return since its inception had been 7.72%, underperforming its primary benchmark, the MSCI World Index (Hedged to U.S. $) and a combined index of the S&P 500 Index and MSCI World Index (Hedged to U.S. $) (the “combined index”) by 0.10 percentage points and 0.79 percentage points, respectively, during that period.2 The Board also considered that the Fund had underperformed each of the MSCI World Index (Hedged to U.S. $) and combined index in each of the 3-year, 5-year, 10-year,

[1]

Prior to 2004, information with respect to the MSCI EAFE Indexes was available at month end only; therefore, the since-inception performance of the MSCI EAFE Indexes quoted herein for the International Value Fund reflect performance from May 31, 1993, the closest month end to the International Value Fund’s inception date.

[2]

Prior to 2004, information with respect to the MSCI World Indexes used was available at month end only; therefore, the since-inception performance of the MSCI World Indexes quoted herein for the Value Fund reflects performance from November 30, 1993, the closest month end to the Value Fund’s inception date.

15-year, 20-year, and since inception periods ended December 31, 2022. The Board considered that the Fund underperformed its primary and combined index year-to-date through March 31, 2023 by 2.34 percentage points.

The Board took into consideration the Adviser’s analysis that the Value Fund has exhibited good performance over the long-term and has withstood periods of relative underperformance. For example, the Board noted that in calendar year 2008, the Value Fund lost 24.37%, while the S&P 500 lost 37% and the MSCI World Index (Hedged to U.S. $) lost 38.45%. The Board observed that the Fund’s ability to hold up so well on a relative basis in 2008 qualified Tweedy, Browne for the “Manager of the Year” nomination by Morningstar. The Board considered that, during the bull market period from February 28, 2009 through December 31, 2019, the Fund returned 216%, versus the 306% return of the MSCI World Index (Hedged to U.S. $).    The Board also noted that the Value Fund is currently characterized as “Low Risk” risk by Morningstar’s Risk Ratings as of March 31, 2023. The Board noted that the Fund has a Morningstar risk score of “Below Average” for the 3-year period ending March 31, 2023, and a “Low” risk score for the 5-year and 10-year periods ended March 31, 2023. A risk score of “Low” means the Fund is in the top 10% of funds within Morningstar’s World Large Stock category in terms of low risk. The Board further noted that the Fund had closed to new investors in May 2005 and reopened to new investors in May 2007 following a change in the Fund’s investment strategy to permit holding more non-U.S. stocks, which afforded Tweedy, Browne greater flexibility in managing the Fund.

The Board reviewed the performance of the High Dividend Yield Value Fund, taking into account that the Fund commenced operations on September 5, 2007. The Board noted that since the High Dividend Yield Value Fund’s inception date through December 31, 2022, on a cumulative basis, the Fund has gained 69.73% versus a gain of 125.76% for the Fund’s index, the MSCI World Index (in U.S. $). The Board noted that the High Dividend Yield Value Fund had modestly underperformed the MSCI World High Dividend Yield Index (in U.S. $) since the Fund’s inception through February 28, 2023. The Board observed that the Fund underperformed the MSCI World Index (in U.S. $) by 2.64 percentage points and outperformed the MSCI World High Dividend Yield Index (in U.S. $) by 3.43 percentage points year-to-date through March 31, 2023.

The Board examined the performance of the International Value Fund II, noting that the Fund commenced operations on October 26, 2009. The Board considered that the International Value Fund II has performed well over the long-term on an absolute basis since its inception through February 28, 2023, gaining cumulative returns of 90.70%. The Board observed that the cumulative returns of the MSCI EAFE Index (in U.S. $) for the period had been 86.66%. The Board noted that the Fund’s annualized rate of return from inception through February 28, 2023 was 4.96% as compared to 4.79% for the MSCI EAFE

Other Information (Unaudited)

Index (in U.S. $). The Board then reviewed the Fund’s performance and compared it with the performance of the International Value Fund, which follows the same principal investment strategy as the International Value Fund II except that it does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the US dollar. The Board noted that while short-term performance of the International Value Fund II may vary considerably from that of the International Value Fund due to currency fluctuations, portfolio holdings and other factors, the long-term performance of the Funds is expected to be similar.

The Board acknowledged that Tweedy, Browne’s unhedged international separate accounts (the “Unhedged International Equity Composite”) provide substantive information about the ability and quality of Tweedy, Browne’s management team and justification for the management of another international fund without a currency hedge. The Board also considered that while the International Value Fund II underperformed during the down-market year of 2015, it had outperformed during the down-market years of 2011, 2014, 2018 and 2022. In addition, the Board noted that the Fund has a Morningstar risk score of “Below Average” for the 3-year period ending March 31, 2023, a “Below Average” risk score for the 5-year period ended March 31, 2023 and a “Low” risk score for the 10-year period ended March 31, 2023.

In addition, the Board reviewed other metrics contained in the Management Practice memorandum relevant to the Funds’ performance. These metrics included performance volatility, Active Share, portfolio turnover rates, brokerage commission expenses, and tax efficiency. The Board considered the results for each Fund relative to its respective industry peer group for each of these metrics.

D. Advisory Fees and Total Expenses

The Board reviewed the advisory fees and total expenses of the Funds. In so doing, the Board reviewed several sets of information, including comparative fee and expense data for (i) comparable funds and the fees associated with Tweedy, Browne’s management of non-fund accounts and (ii) industry peers, which was compiled by Management Practice and Tweedy, Browne. The Board noted that the Adviser has approximately 258 separate client relationships, including partnerships and offshore funds. The Board considered that the Adviser generally charges private accounts (i) 1.50% on the first $25 million and 1.25% thereafter annually based on the market value of equity assets for domestic separate account portfolios; (ii) 1.50% on the market value of equity assets for international and global separate account portfolios; and (iii) 1.25% on the market value of equity assets for global high dividend separate accounts; and that institutional accounts are charged lower fees. The Board also considered that the Adviser generally gives a 10% discount for eleemosynary accounts invested in any strategy. The Board noted that there is no charge on cash reserves. The Board further noted that there is a standard fee rate of 1.25% for the

Investor share class of the Adviser’s offshore funds, including cash reserves, and noted the voluntary fee waiver arrangement in place with respect to the offshore funds.

The Board considered that Tweedy, Browne implemented a breakpoint into the fee schedule of the International Value Fund effective October 2017, so that the Fund pays Tweedy, Browne a fee of 1.25% on the first $10.3 billion of the Fund’s daily net assets and 0.75% thereafter, in order to help make the Fund more competitive in today’s market environment and share savings resulting from economies of scale, if any, with Fund shareholders. The Board also considered that, since May 22, 2020, Tweedy, Browne had agreed to voluntarily waive advisory fees such that the International Value Fund would pay Tweedy, Browne a fee at the annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets; 0.80% on average daily net assets over $6 billion up to $7 billion; 0.70% on average daily net assets over $7 billion up to $8 billion; and 0.60% on average daily net assets over $8 billion. The Board noted that this fee waiver arrangement may not be terminated prior to the close of business on July 31, 2024 without the approval of the Board. The Board also considered that the International Value Fund II, the Value Fund and the High Dividend Yield Value Fund each pay Tweedy, Browne a fee of 1.25% of the Fund’s average daily assets and that Tweedy, Browne implemented a voluntary fee waiver/expense reimbursement effective December 1, 2017, with respect to these Funds to the extent necessary to keep each Fund’s expense ratio in line with that of the International Value Fund in order to make these Funds more competitive as they grow their assets (each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded for purposes of this calculation). The Board noted that this voluntary fee waiver/expense reimbursement will remain in place until at least July 31, 2024 and may not be terminated earlier without the approval of the Board.

The Board noted Tweedy, Browne’s analysis that the 1.25% fee rate applicable to the International Value Fund II, the Value Fund and the first $10.3 billion in assets of the International Value Fund is 16.7% less than Tweedy, Browne’s standard beginning fee rate of 1.50% charged on invested equity for most domestic, global and international separate account portfolios, and in line with Tweedy, Browne’s standard fee rate applicable to the international and global private funds (0.3125% quarterly) and the contractual rate applicable to the Investor share class of the offshore funds. The Board also observed that Tweedy, Browne’s 1.25% fee rate applicable to the High Dividend Yield Value Fund is in line with the standard fee rate charged to global high dividend private and offshore funds. The Board noted that institutional separately managed accounts invested in the global high dividend strategy are generally charged a fee of 0.85% on the first $100 million of invested equity and 0.75% on the remaining balance. The Board also noted that the rate charged to the High Dividend Yield Value Fund was higher

Other Information (Unaudited)

than the weighted average fee on all of Tweedy, Browne’s global high dividend strategy separate accounts (other than eleemosynary accounts and based on the account weighted average investment level of 94.2%).

The Board noted the different services that Tweedy, Browne provides in exchange for fees from different kinds of clients. The Board observed that the Funds receive a variety of services from Tweedy, Browne that it generally does not provide, or provides to a more limited extent, to its separate account clients, such as providing personnel to act as officers or directors; providing support and preparing materials for periodic board meetings; providing shareholder support services; preparing public filings; monitoring daily cash flows, transactions and liquidity; managing dividends and distributions; overseeing third-party service providers and monitoring compliance with regulatory obligations under the Securities Act of 1933 and the Investment Company Act of 1940, as amended. In addition to the differences in services, the Board noted that serving as an investment adviser to the Funds carried with it a significantly higher liability profile than serving as an investment adviser to separate account clients in light of the legal and regulatory framework for registered mutual funds. The Board considered that the difference in fees charged to the Funds and Tweedy, Browne’s other clients with similar investment mandates may be attributable in part to the kinds of services provided to the Funds.

The Board reviewed the narrative discussion provided by Tweedy, Browne that examined the Funds’ portfolio turnover rates and brokerage commission data. The Board considered that, as of February 28, 2023, the Global Stock Fund Average1 had a 45.11% annual portfolio turnover rate and the Foreign Stock Fund Average2 had a 47.50% portfolio turnover rate.

[1]

Since April 28, 2017, the Global Stock Fund Average is calculated by Tweedy, Browne based on data provided by Morningstar, and reflects average returns or portfolio turnover rates of all mutual funds in the Morningstar Global Large Stock (including Global Large Value, Global Large Growth, and Global Large Blend categories) and Global Small/Mid Stock categories. Prior to April 28, 2017, the Global Stock Fund Average was calculated by Morningstar. Funds in these categories typically invest in stocks throughout the world while maintaining a percentage of their assets (normally 20% - 60%) invested in U.S. stocks. These funds may or may not be hedged to the U.S. dollar, which will affect reported returns. References to “Global Stock Funds” or the “Global Stock Fund Average” that predate April 28, 2017 are references to Morningstar’s Global Stock Funds and Global Stock Fund Average, respectively, while references to Global Stock Funds and the Global Stock Fund Average for the period beginning April 28, 2017 refer to the Global Stock Funds and World Stock Fund Average as calculated by Tweedy, Browne.

[2]

Since September 30, 2003, the Foreign Stock Fund Average is calculated by Tweedy, Browne based on data provided by Morningstar and reflects average returns or portfolio turnover rates of all mutual funds in the Morningstar Foreign Large-Value, Foreign Large-Blend, Foreign Large-Growth, Foreign Small/Mid-Value, Foreign Small/Mid-Blend, and Foreign Small/Mid-Growth categories. Funds in these categories typically invest in international stocks and have less than 20% of their assets invested in U.S. stocks. These funds may or may not be hedged to the U.S. dollar, which will affect reported returns. References to “Foreign Stock Funds” or the “Foreign Stock Fund Average” that predate September 30, 2003 are references to Morningstar’s Foreign Stock Funds and Foreign Stock Fund Average, respectively, while references to Foreign Stock Funds and the Foreign Stock Fund Average for the period beginning September 30, 2003 refer to Foreign Stock Funds and the Foreign Stock Fund Average as calculated by Tweedy, Browne.

The Board noted that the International Value Fund’s portfolio turnover rate was 15%, and the Value Fund’s portfolio turnover rate was 20% for the fiscal year ended March 31, 2023. The Board also noted that the High Dividend Yield Value Fund’s average annual portfolio turnover rate was 11%, and the International Value Fund II’s average annual portfolio turnover rate was 11% for the fiscal year ended March 31, 2023.

Turning its attention to comparative fund fee information, the Board noted at the outset that although the Funds pay higher investment advisory fees than certain other peer funds, the Funds’ overall expense ratios were competitive with peer funds, especially in light of the Funds’ performance and investor services. The Board noted that the International Value Fund’s net expense ratio (as reflected in the Fund’s financial statements) of 1.40% as of March 31, 2023, was 35 basis points higher than the average net expense ratio of the Foreign Stock Fund Average and 27 basis points higher than the average net expense ratio of the Fund’s perceived competitors. The Board observed that the Fund’s net expense ratio was 6 basis points higher than the previous year.

The Board considered the comparative fee data regarding the International Value Fund II and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.39% as of March 31, 2023, which is 34 basis points higher than the average net expense ratio of the Foreign Stock Fund Average and 26 basis points higher than the average net expense ratio of the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 5 basis points higher than the previous year.

The Board examined the comparative fee data regarding the Value Fund and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.40% (after waivers) as of March 31, 2023, which is 34 basis points higher than the average expense ratio of the Global Stock Fund Average and 23 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 6 basis points higher than the previous year.

The Board considered comparative fee data regarding the High Dividend Yield Value Fund and noted that the Fund’s net expense ratio (as reflected in the Fund’s financial statements) was 1.38% as of March 31, 2023, which was 32 basis points higher than the average expense ratio of the Global Large Value Stock Category and 20 basis points higher than the average net expense ratio for the Fund’s perceived competitors, based on data from Morningstar. The Board observed that the Fund’s net expense ratio was 4 basis point higher than the previous year.

The Board also considered the Funds’ fee and expense arrangements relative to industry peer groups generated by Management Practice, which consist of funds with similar

Other Information (Unaudited)

investment objectives, operating characteristics, and asset sizes as the Funds. The Board observed that each Fund exceeds the median advisory fee rate and net expense ratio of the respective Management Practice industry peer groups. The Board also noted that the non-advisory fees incurred by the Funds were lower than the median of the respective Management Practice industry peer groups.

The Board also engaged in a discussion with Tweedy, Browne regarding management’s overall pricing philosophy and business model as context for the Board’s consideration of the reasonableness of the Funds’ investment advisory fees.

E. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding Tweedy, Browne’s costs of providing services to the Funds, as well as the resulting level of profits to Tweedy, Browne. In so doing, the Board reviewed materials relating to Tweedy, Browne’s financial condition and reviewed the wide variety of services and intensive research performed for the Funds. The Board further noted that most of the Adviser’s employees work on Fund-related issues or projects on a regular basis. Pursuant to a Service Agreement approved annually by the Board, the Funds reimburse the Adviser for certain compliance, shareholder servicing and fund accounting services performed by three of these employees who are not officers or directors of the Company. The Board noted that the amount to be reimbursed, approximately $475,000 in 2023, is approved annually by the Board.

The Board considered materials regarding the profitability of Tweedy, Browne’s relationship with the Funds as a whole, and with each of the Funds separately. The Board considered the independent analysis of Tweedy, Browne’s contractual management fees and the Funds’ net expenses contained in the Management Practice memorandum. The Board examined the net profitability of Tweedy, Browne and its profit margins for each Fund for the fiscal year ended March 31, 2023. The Board noted that as of December 31, 2022, the total assets under management of Tweedy, Browne had decreased compared to the previous year to approximately

$8.8 billion, more than $6.5 billion of which represented the assets of the Funds. The Board acknowledged that, the Funds’ asset levels remained lower than they had been in recent years, which had resulted in lower revenues and profit for Tweedy, Browne over this period.

The Board took into account Tweedy, Browne’s research process and, in particular, Tweedy, Browne’s research with regard to non-U.S. securities. The Board considered Tweedy, Browne’s investment discipline for the International Value Fund, Value Fund and International Value Fund II with respect to smaller and medium market capitalization issues and noted that the research process is more intensive and time-consuming for the traditional highly diversified value approach it practices than for an investment adviser that invests in concentrated positions and/or only in larger market capitalization companies.

The Board considered whether economies of scale exist that may be shared with the Funds’ investors, given the Funds’ asset levels and expense structures. The Board recognized that economies of scale may be shared with the Funds in a number of ways, including, for example, through lower initial advisory fees (i.e., pricing at scale since inception), the imposition of advisory fee breakpoints, fee reductions or waivers and the continued enhancement of advisory and administrative services of the investment adviser and specifically with respect to those services provided to the Funds in return for fees paid. The Board acknowledged that Tweedy, Browne implemented a contractual breakpoint in the advisory fee schedule of the International Value Fund, a voluntary fee waiver agreement with respect to the International Value Fund through at least July 31, 2024, and a voluntary fee waiver/expense reimbursement agreement with respect to the International Value Fund II, the Value Fund and the High Dividend Yield Value Fund effective through at least July 31, 2024. The Board noted that the breakpoint and fee waiver arrangement could have the effect of further reducing the Fund’s total expense ratio if its assets were to increase. The Directors noted that breakpoint schedules can reverse when assets decline, leading to higher fees for fund shareholders when markets decline or assets leave a fund complex. The Board observed that the International Value Fund’s assets were below the first contractual breakpoint of $10.3 billion and could fluctuate above or below the breakpoint depending on asset flows and investment performance. Additionally, the Board recognized Tweedy, Browne’s view that its investment discipline and extensive research process for broadly diversified groups of companies in approximately 23 different countries (including the U.S.) is likely not as conducive to economies of scale that would be potentially realizable in the management of other large pools of capital invested exclusively in large market capitalization stocks. With respect to the High Dividend Yield Value Fund, which is generally expected to have a higher proportion of large market capitalization holdings in its portfolio (because smaller capitalization companies usually do not pay above average dividends), the Board noted that Tweedy, Browne must still perform extensive research regarding companies that pay above-average dividends and that satisfy a different level of undervaluation than Tweedy, Browne requires for the other Funds. The Board considered that such research would therefore not be less intensive or less expensive than the research performed for the other three Funds. The Board also noted the continued enhancements made at the Adviser, including the Adviser’s approach to reinvesting in the important areas of the business that support the Funds, and the continued enhancements specifically to the services provided to the Funds. While the Board recognized that no

Other Information (Unaudited)

changes to advisory fees or additional breakpoints were being proposed at this time, the Board noted that it would continue to evaluate whether the Funds’ asset levels and expense structures appropriately reflected economies of scale that could be shared with Fund investors.

After discussion, the Independent Directors concluded that the fees charged by Tweedy, Browne relative to its cost of providing services to the Funds are reasonable, fair and consistent with the results of an arm’s-length negotiation.

F. Ancillary Benefits

Finally, the Board considered a variety of other benefits received by Tweedy, Browne as a result of its relationship with the Funds, including any benefits derived by Tweedy, Browne from soft dollar arrangements with broker-dealers. In particular, the Board considered materials concerning Tweedy, Browne’s brokerage and best execution policies. The Board also reviewed Tweedy, Browne’s policies and procedures prohibiting the use of brokerage commissions to finance the distribution of Fund shares.

G. Conclusion

After taking into consideration a number of matters relating to Tweedy, Browne’s relationship with the Funds, the Independent Directors concluded that Tweedy, Browne was providing essential services and high quality personnel to the Funds and that Tweedy, Browne likely will continue to be in a position to do so for the long-term; the nature, extent and quality of the services provided by Tweedy, Browne have benefited and likely will continue to benefit the Funds and their shareholders; they were satisfied with each Fund’s performance and Tweedy, Browne’s performance record in managing the Funds warranted the continuation of the Advisory Agreements; and the advisory fee for each Fund and Tweedy, Browne’s profitability from its relationship with each Fund is reasonable. The Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling. Accordingly, the Independent Directors unanimously recommended that the Board approve the continuation of the Advisory Agreements at the present contractual rates.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedy.com

TB-SA-0923

(b)	The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Tweedy, Browne Fund Inc.

By (Signature and Title)* /s/ Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date November 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date November 16, 2023

By (Signature and Title)* /s/ Roger R. de Bree
Roger R. de Bree, Treasurer (principal financial officer)

Date November 16, 2023

* Print the name and title of each signing officer under his or her signature.